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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-9082
                                   ---------------------------------------------

                                  M FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                    M Financial Plaza
     1125 NW Couch Street, Suite 900 Portland, Oregon                  97209
--------------------------------------------------------------------------------
        (Address of principal executive offices)                     (Zip code)

                     Daniel F. Byrne, President M Fund, Inc.
    M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon 97209
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

with a Copy to:

            Frederick R. Bellamy, Esquire
            Sutherland, Asbill & Brennan LLP
            1275 Pennsylvania Avenue, N.W.
            Washington, D.C. 20004-2404


Registrant's telephone number, including area code:    (503) 232-6960
                                                     -------------------

Date of fiscal year end:    12/31/2004
                          ----------------

Date of reporting period:   12/31/2004
                          ----------------

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ITEM 1. REPORTS TO STOCKHOLDERS.

    The annual report for the period January 1, 2004 through December 31, 2004 is filed herewith.

                                  M FUND, INC.

                       Brandes International Equity Fund
                            Turner Core Growth Fund
                       Frontier Capital Appreciation Fund
                        Business Opportunity Value Fund

                                 Annual Report
                               December 31, 2004

                          [LOGO] M FINANCIAL GROUP-TM-
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M FUND, INC.
PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Company") as presented in the following Annual Report dated December 31, 2004. Total assets under management ended 2004 at $599.1 Million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the company for the year ended December 31, 2004, in addition to their outlook for 2005.

Sub-Advisers to the Company are: Brandes Investment Partners, LLC for the Brandes International Equity Fund, Turner Investment Partners for the Turner Core Growth Fund, Frontier Capital Management Company, LLC for the Frontier Capital Appreciation Fund, and Iridian Asset Management LLC for the Business Opportunity Value Fund.

The M Fund Board of Directors, in coordination with M Financial Investment Advisers, Inc. and M Fund, Inc.'s participating insurance carriers remain committed to providing opportunities to add value to shareholders.

We look forward to continued growth in assets in the upcoming year.

Sincerely,

/s/ Daniel F. Byrne

DANIEL F. BYRNE
PRESIDENT
M Fund, Inc.

                 BRANDES INTERNATIONAL EQUITY FUND (UNAUDITED)
THE PORTFOLIO

    For the fiscal year ended December 31, 2004, the Brandes International Equity Fund returned 24.00%. For the same period, the MSCI EAFE Index was up 20.25%.

    The Fund's advance during the year was broad-based, with positions in a wide range of countries and industries registering gains. On a country basis, advances for holdings in the United Kingdom made the most substantial contribution to returns. Top U.K.-based performers included Marks & Spencer Group (multiline retail), BAE Systems (aerospace & defense), and Reuters Group (media).

    In addition, advances for holdings in Japan, Germany, and the Netherlands also contributed to favorable overall performance. Top performers in these countries included Sumitomo Mitsui Financial Group (Japan, commercial banking), Schering (Germany, pharmaceuticals), and ING Groep (Netherlands, diversified financial services).

    From an industry perspective, advances for holdings in diversified telecom services, commercial banking, oil & gas, and pharmaceuticals helped drive performance. Among the stronger-performing holdings in these industries were Telecom Italia (Italy, diversified telecom services), Banca Intesa (Italy, commercial banking), Petrobras (Brazil, oil & gas), and Schering (Germany, pharmaceuticals).

    During the period, we sold several positions as their market prices advanced toward our estimates of their fair values. We used the proceeds to purchase shares of holdings at prices that we consider attractive. As a result of this stock-specific buying and selling, the Fund's country and industry exposures shifted slightly during the year. For example, exposure to the United Kingdom and the Netherlands increased modestly while exposure to Japan diminished. As of December 31, 2004, the Fund's most substantial weightings remain in Japan and in the diversified telecom services industry.

THE MARKETS

    Though concerns surrounded inflation and energy prices for much of the year, stocks in non-U.S. markets tended to register advances. The MSCI EAFE Index gained 17.6% (as measured in U.S. dollars), spurred by solid gains in both European and Asian markets.

    The U.S. dollar continued to lose ground versus other major currencies in 2004, enhancing overseas returns for U.S.-based investors. While the European Central Bank refrained from raising interest rates, the Bank of England hiked rates several times in 2004, leaving the U.K.'s repurchase rate at its highest level in three years. The higher rates in the United Kingdom did not appear to adversely affect U.K. stock prices. The MSCI United Kingdom Index climbed 15.5%.

    In Japan, a variety of economic indicators declined in the fourth quarter. The Japanese government lowered its assessment of the economy from "recovering" to "weakening" for the first time in nearly two years. Measured in U.S. dollars, the MSCI Japan Index gained 14.7% in 2004.

    Across emerging markets, stocks tended to post gains as economic reports generally were positive. The MSCI EM Index was up 22.4%. Stocks in Eastern Europe and Latin America were among the stronger performers. In Brazil, share prices rallied as exports continued to surge, fueling the country's fastest economic expansion in several years. The MSCI Brazil Index gained 30.5%. In China, the central bank raised the benchmark interest rate for the first time in nine years to cool the nation's growing economy and ease inflation pressures. The MSCI China Index fell 1.0% in 2004.

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CURRENT STRATEGY

    While select holdings declined in 2004, we realize that most of the Fund's current holdings posted solid gains. We retain our belief that all holdings remain undervalued. We expect to realize favorable profits as the market recognizes their true worth in the future.

    Looking ahead, we believe overseas markets continue to pose challenges--political, social, and economic. At the same time, we continue to look for opportunities created by pessimism and short-term overreactions to developments that have little effect on underlying business strengths. We hold what we believe are solid businesses selling at bargain prices and remain confident that markets around the world will recognize the undervalued companies held in the Fund. We hope to build on this year's returns and extend the favorable gains we have delivered for clients over the long term.

INDEX GUIDE

    MSCI EAFE INDEX: THE MSCI EAFE INDEX CONSISTS OF EQUITIES FROM EUROPE, AUSTRALASIA, AND THE FAR EAST. THE INDEX IS OFTEN USED AS A BENCHMARK FOR INTERNATIONAL EQUITY PORTFOLIOS AND INCLUDES DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS, OR OTHER EXPENSES OF INVESTING.

    MSCI EUROPE: THE MSCI EUROPE INDEX IS AN UNMANAGED INDEX CONSISTING OF SECURITIES LISTED ON EXCHANGES IN THE MAJOR EUROPEAN COUNTRIES, AND INCLUDES DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

    MSCI EM (EMERGING MARKETS) INDEX: THE MSCI EM (EMERGING MARKETS) INDEX IS AN UNMANAGED, FLOAT-WEIGHTED INDEX CONSISTING OF SECURITIES LISTED ON EXCHANGES IN DEVELOPING NATIONS THROUGHOUT THE WORLD AND INCLUDES DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS, OR OTHER EXPENSES OF INVESTING.

    MSCI COUNTRY INDICES: MSCI COUNTRY INDICES CONSIST OF EQUITIES LISTED ON EXCHANGES IN SELECT DEVELOPED AND EMERGING MARKETS AROUND THE WORLD. FOR EXAMPLE, THE MSCI UNITED KINGDOM INDEX CONSISTS OF EQUITIES LISTED ON EXCHANGES IN THE UNITED KINGDOM. MSCI COUNTRY INDICES INCLUDE DIVIDENDS AND DISTRIBUTIONS, BUT DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, OR OTHER EXPENSES OF INVESTING.

    PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE OF THE FUND OR INDEX. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

BRANDES INVESTMENT PARTNERS, L.P.
INVESTMENT SUB-ADVISER TO THE BRANDES INTERNATIONAL EQUITY FUND

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             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
           THE BRANDES INTERNATIONAL EQUITY FUND AND MSCI EAFE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            BRANDES INTERNATIONAL
                 EQUITY FUND       MSCI EAFE INDEX**
1/4/96                    $10,000            $10,000
12/31/96                   $9,938            $10,610
12/31/97                  $10,162            $10,780
12/31/98                  $11,724            $12,945
12/31/99                  $17,334            $16,405
12/31/2000                $18,180            $14,080
12/31/2001                $15,859            $11,061
12/31/2002                $13,432             $9,298
12/31/2003                $19,802            $12,887
12/31/2004                $24,554            $15,497


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 12/31/04  1 YEAR  5 YEAR   SINCE INCEPTION*
Brandes International Equity Fund                          24.00%    7.21%            10.50%
MSCI EAFE Index                                            20.25%  (1.13)%             4.99%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE OF THE FUND OR INDEX. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*  Inception date is January 4, 1996
** 1/1/96 to 12/31/04

    MORGAN STANLEY CAPITAL INTERNATIONAL--EUROPE, AUSTRALIA, FAR EAST INDEX

The arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following 21 countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It includes the effect of reinvested dividends, net of foreign taxes withheld, and is measured in U.S. dollars. The index is calculated on a total return basis.

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                      TURNER CORE GROWTH FUND (UNAUDITED)

    After marking time for much of the year, the stock market, as represented by the S&P 500 Index, ended the year with a strong finishing kick. The S&P 500 sprinted ahead 9.23% in the fourth quarter, helping to secure a second consecutive year of gains for stocks. Overall, the index rose 10.88% for all of 2004. The fourth quarter served as a classic example of how stock-market gains have tended to come in brief, intense bursts; if you subtract the results of the final three months, the S&P 500 Index would have been up a mere 1.51% for the year.

    We think much of the gain for all of 2004 can be credited to better-than-expected earnings (63% of the S&P 500 Index companies' most recent quarterly earnings reports exceeded Wall Street analysts' expectations). Also driving results was a positive change in investor psychology. Early in the year investors were notably fretful about several issues--the war on terrorism, rising oil prices, the hiking of short-term interest rates by the Federal Reserve, uncertainty about the outcome of the Bush-Kerry presidential race, and mixed economic signals, among others. But as oil prices stabilized, as the Bush-Kerry election was resolved, as the Federal Reserve's five rate hikes proved temperate, and as economic news on balance remained favorable, bearishness gradually morphed into bullishness and money increasingly flowed into stocks. For instance, for the year-to-date through November, net cash flow into stock funds totaled $167 billion, versus $138 billion for the same period a year earlier.

    Among capitalization segments, smaller stocks were the distinct winners in 2004. The Russell 2000 Index climbed 14.09% for the quarter and 18.33% for the year. The Russell Midcap Index soared 13.66% in the quarter and 20.22% for the year. In contrast, the large-cap Russell 1000 Index gained 9.80% in the quarter and 11.40% for the year.

    Not all stocks in each capitalization segment performed equally, however. For all of 2004, value stocks in aggregate widely outperformed growth stocks, as had been the case in the four previous years. For instance, for all of 2004 the broad-based Russell 3000 Value Index returned 16.94%, or 10.01 percentage points more than its growth counterpart did. Growth stocks reaped a better relative performance in the fourth quarter, however, lagging value stocks by just 0.96 percentage point.

    For the one year time period ending December 31, 2004 the Turner Core Growth Fund returned 11.19% vs. the 6.30% return of the Russell 1000 Growth Index, its benchmark. Four of the portfolio's 10 sector positions beat their corresponding index sectors. Contributing the most to performance were growth-oriented holdings in the consumer-discretionary/services and energy sectors. Stocks in those sectors that added value included VeriSign, Google, General Electric Co, eBay, Coach Inc, XTO Energy Inc. and Peabody Energy Corp

    Detracting the most from performance were our weightings in health-care and producer durable stocks. Stocks that produced poor relative returns here included Guidant Corp, Amgen, United Healthcare Group Inc., Johnson & Johnson and Applied Materials.

    We are enthused about the return potential of a diverse range of growth stocks, including those of companies in the freight-forwarding, Internet, lodging and gaming, health and wellness, asset and wealth management, financial-technology, biotechnology, HMO, medical-products, metals, biometrics, security-software, digital-storage, and wireless industries.

    We think that a combination of moderate economic growth, low inflation, modest interest rates, reasonable equity valuations, corporate America's cash hoard of $1 trillion available for acquisitions and share buybacks, and steadily rising corporate profits should benefit the stock market in 2005. The market climbed a steep wall of worry in 2003 and continued to go up in 2004 in the face of fairly negative investor sentiment. We look for another up year in 2005.

PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE OF THE FUND OR INDEX. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

TURNER INVESTMENT PARTNERS, INC.
INVESTMENT SUB-ADVISER TO THE TURNER CORE GROWTH FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE TURNER CORE GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            TURNER CORE
            GROWTH FUND  RUSSELL 1000 GROWTH INDEX**
1/4/96          $10,000                      $10,000
12/31/96        $12,003                      $12,308
12/31/97        $15,397                      $16,060
12/31/98        $20,719                      $22,276
12/31/99        $29,029                      $29,663
12/31/2000      $25,792                      $23,011
12/31/2001      $19,704                      $18,312
12/31/2002      $14,478                      $13,206
12/31/2003      $19,484                      $17,138
12/31/2004      $21,665                      $18,219


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 12/31/04  1 YEAR  5 YEAR   SINCE INCEPTION*
Turner Core Growth Fund                                    11.19%  (5.68)%             8.97%
Russell 1000 Growth Index                                   6.30%  (9.29)%             6.89%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE OF THE FUND OR INDEX. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*  Inception date is January 4, 1996
** 1/1/96 to 12/31/04

                           RUSSELL 1000 GROWTH INDEX

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

                 FRONTIER CAPITAL APPRECIATION FUND (UNAUDITED)

    For the fiscal year ended December 31, 2004, the Frontier Capital Appreciation portfolio returned 9.33%. For the year, the Russell 2500 was up 18.3% versus 11.4% for the Russell 1000, marking the sixth consecutive year that small and mid cap stocks have outperformed.

    For the quarter ended December 31, 2004, the Frontier Capital Appreciation Fund returned 12.7%. After trading sideways for most of the year, stocks rallied strongly in the fourth quarter, led again by the small and mid cap sector. For the quarter, the Russell 2500 index rose 14.2%, outpacing the Russell 1000 index gain of 9.8%. While we are disappointed that our performance for the year lagged, we believe this year the benchmark was difficult to beat and note that a simple average of the performance of all small and mid cap growth mutual funds recorded by Lipper for 2004 was 11.7%.

    Our performance in the fourth quarter slightly trailed that of the Russell 2500. Poor performance of two stocks accounted for the majority of the underperformance. Graftech International declined by 32% and contributed -.67% to the portfolio's return. This was a result of the company providing initial guidance on 2005 earnings that were less than what investors were expecting. As a reminder, Graftech provides graphite electrodes to the mini mill steel industry. This is a consumable product that is used during the production of steel. Fundamentals in the steel industry have been and continue to be quite strong. However, while prices and profits have improved nicely for the company, cost increases have kept profits from reaching the levels that investors expected in 2004 and 2005. This is primarily because Graftech chose to honor its one year pricing contracts with its customers and not implement a surcharge to recover higher raw material costs. Given recent declines and our continued optimism for the company's earnings potential, we continue to hold the stock and are considering adding to the position.

    Bennett Environmental provides soil remediation services and is poised to show very rapid earnings growth over the next 3-4 years. However, the company is quite small today and any particular contract push-outs can have a significant effect on its operations. Contract adjustments during the quarter led to a revision of near term earnings estimates. The stock declined 29% on this news and contributed -.21% to the portfolio's return in the quarter. However, our longer term outlook is extremely positive for Bennett and as a result, we continue to own the stock.

    Partially offsetting the performance of Graftech and Bennett was the performance of our technology stocks, which gained over 19% in the quarter. While our returns in this sector were in line with the market, our overweighted position was a positive. This sector's returns were led by Komag, up 35%, and Safenet, up 39%.

    As we look forward to 2005, we expect the investment climate to remain challenging. The market will have to deal with certain headwinds as we progress through the year. These include higher interest rates and inflation, a weak dollar, growing trade deficit, stubbornly high energy prices, the lack of new fiscal stimulus, and a sharp deceleration in earnings growth. The consensus among Wall Street economists is for 3.5% real GDP growth. This economic growth combined with dividends and no change in multiples would suggest a total return of mid to high single digits for stocks in 2005. Small and mid cap stocks no longer appear undervalued versus large caps by most measures (price to earnings, price to sales, price to book) so we don't expect further upward multiple expansion. But strong economic growth still implies that earnings gains for small and mid caps can outpace those for large caps as they have for 15 of the last 16 quarters.

    During the past five years, the value indices have significantly outperformed the growth indices. As a result of this disparity in performance, growth stock valuation premiums are at their lowest levels in 25 years. It is usually the case that when earnings growth slows, the premiums being paid for superior growth should widen. We also recognize that growth can come both internally and through acquisition. The exceptionally high returns on capital that have been generated in recent years, and the sluggish capital spending trends, have resulted in a significant buildup in cash on corporate balance sheets, which some estimate at more than $1 trillion. With low returns on this cash, managements will be under pressure to redeploy this money into higher returning investments or return it to shareholders. As a result, we expect rising dividend payouts, higher capital spending, as well as increased acquisition premiums. As small and mid cap stocks are more often the target of takeovers, we believe these stocks will benefit from acquisition premiums. It is interesting to note that three of our companies have recently announced agreements to be acquired.

    PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE OF THE FUND OR INDEX. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

FRONTIER CAPITAL MANAGEMENT CO., L.L.C.
INVESTMENT SUB-ADVISER TO THE FRONTIER CAPITAL APPRECIATION FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      THE FRONTIER CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            FRONTIER CAPITAL   RUSSELL 2500
            Appreciation Fund  Stock Index**
1/4/96                $10,000        $10,000
12/31/96              $13,035        $11,903
12/31/97              $15,915        $14,803
12/31/98              $16,182        $14,860
12/31/99              $23,331        $18,446
12/31/2000            $25,119        $19,234
12/31/2001            $24,868        $19,467
12/31/2002            $18,581        $16,004
12/31/2003            $28,966        $23,286
12/31/2004            $31,668        $27,550

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 12/31/04
                                                           1 Year  5 Year  Since Inception*
Frontier Capital Appreciation Fund                          9.33%   6.30%            13.66%
Russell 2500 Stock Index                                   18.30%   8.35%            11.92%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE OF THE FUND OR INDEX. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*  Fund's inception date is January 4, 1996
** 1/1/96 to 12/31/04

                            RUSSELL 2500 STOCK INDEX

The 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                  BUSINESS OPPORTUNITY VALUE FUND (UNAUDITED)

    Although not without its twists and turns, 2004 was the first year since 1999 that investment returns were largely dictated by the process of stock selection. The return of a more stable, and arguably predictable, set of domestic and global economic conditions, subdued inflation and inflationary expectations, moderate interest rate volatility, and equity valuations that still reflected a somewhat cautious investment sentiment, all contributed to an environment which rewarded differentiated stock selection. The revival of mergers and acquisitions activity also rewarded our particular investment style and discipline.

    As we look forward to 2005 we expect that, in the absence of an unpredictable exogenous event (E.G., a major terrorist attack, a disruption in energy supplies or a geopolitical crisis) investors will face an investment landscape similar to 2004. Current valuations, however, do appear to reflect a less cynical investment outlook than at this time last year and are more fully discounting the current year's earnings expectations. Additionally, the lingering imbalances and financial dislocations associated with our nation's internal and external financing requirements will continue to seek equilibrium. Nevertheless, a severe and dramatic decline in the external value of the U.S. dollar or a corresponding significant upward readjustment in U.S. interest rates which might accompany such a quick transition, may pose a considerable, if somewhat improbable, set of risk factors.

    The economy continues to expand at a rate which supports satisfactory gains in employment, output and income growth. Corporate profits and cash flows continue to increase at a healthy, albeit, decelerating pace. While we expect the Federal Reserve to raise short-term interest rates over the course of the year, we believe the return to a neutral monetary policy will continue to support favorable underlying economic and financial conditions, to contain inflationary expectations, to promote relatively stable, although modestly rising, longer term interest rates, and to provide a generally temperate investment climate. We believe financial and economic conditions remain sufficiently in balance to allow monetary authorities to avoid the kind of precipitous alterations in monetary policy which would derail the expansion. It would take a serious disturbance to deflect the economy off its current trajectory.

    As the economic expansion matures and experiences a decelerating rate of growth, corporations will need to search for new sources of earnings growth. Rising profits, derived over the past two years from improved operating leverage combined with the imposition of rigid cost controls, has generally been exhausted, and as 2005 progresses year-over-year earnings comparisons will become increasingly challenging. This motivating factor, combined with the benefits of fortress-like balance sheets, record levels of profitability and cash flows, healthy equity valuations, restored levels of corporate confidence, and an equity market which has enthusiastically greeted the announcement of prudent business combinations, will sustain the resumption in M&A activity. In the past, we have benefited by the presence of merger activity; this year, we expect this to be a favorable contributor to our overall investment performance.

POSITIVE PERFORMANCE CONTRIBUTION:

    HARRAHS ENTERTAINMENT reported better than expected third quarter earnings due to the success of Total Rewards 2, its upgraded version of its customer loyalty program. In addition, the synergies and cash flow that will be realized from the acquisition of Caesars is more transparent.

    MONSANTO received approval from the European Commission to use one of the company's gene-modified corn varieties for human consumption after having already received approval for the same corn for animal feed in July. The company also announced that corn seed sales in Brazil and Europe and cotton sales in Australia are stronger than expected.

    TYCO INTERNATIONAL reported FY4th quarter earnings, free cash flow and cost savings that were much better than expected and gave positive guidance for 2005. Its U.S. Surgical unit also won a major contract with Novation, which is one of the largest U.S. medical purchasing groups.

    WELLPOINT HEALTH NETWORKS received approval by all the required regulatory authorities to acquire Anthem, and the transaction closed at the end of December. The name of the company will be Wellpoint.

    VIVENDI made several positive announcements during the quarter. Moody's Investors Service upgraded the senior unsecured debt ratings. The company sold its 50% interest in UCI Cinemas in Europe and 15% of its stake in the French utilities specialist Veolia Environnement SA. Proceeds were used to redeem all of its outstanding high yield bonds. The company also increased its stake in Maroc Telecom to a controlling 51% interest.

NEGATIVE PERFORMANCE CONTRIBUTION:

    There were no negative performing stocks of significance during the quarter.

NEW PURCHASES:

    AMERICAN INTERNATIONAL GROUP is the largest domestic property and casualty insurance company in the U.S. The company also sells individual group life and health insurance products and provides risk management and agency services. Concerns over the SEC and Department of Justice's investigation into certain financial products sold by the company have created an opportunity to buy one of the strongest franchises in the insurance industry at a very attractive valuation.

    CLEAR CHANNEL COMMUNICATIONS owns and/or programs more than 1180 radio stations, 34 TV stations, and 767,575 billboards as well as 103 live entertainment venues. Concerns over the competitive threat from satellite radio and disappointing results from the live entertainment segment have provided an opportunity to buy this strong generator of free cash flow at a very attractive valuation. Cash is used to buy back stock and pay dividends.

    DEVON ENERGY is a major North American independent oil and gas exploration and production company. The company announced plans to return value to shareholders by allocating about 55% of its cash flow to capital expenditures and the remainder to reduce debt, buy back stock, and pay dividends.

    INTEL is the world's leading manufacturer of semiconductors. Concerns over inventory levels, competition, and product issues are more than discounted in the price of the stock, creating an opportunity to buy this very strong generator of free cash at an attractive valuation. The company recently announced a doubling of the dividend and a significant increase in its share buyback program.

    LIBERTY MEDIA owns interests in a wide range of video programming, communications and Internet businesses such as Starz Encore Group, QVC, Discovery Communications, and The News Corp. Recent steps taken by management indicate that they are focused on realizing value for shareholders by closing the discount between the public and net asset value of the company's assets.

    PFIZER is a major producer of pharmaceuticals, hospital products, consumer products, and animal health lines. The concerns over Cox II pain relievers have been more than discounted in the price of the stock, creating an opportunity to buy this strong generator of free cash at a very attractive valuation.

    PULTE HOMES is a holding company whose subsidiaries are engaged in the homebuilding and financial services businesses. A new CEO is focusing on improving returns on capital through greater inventory turns and higher margins.

    THOMSON has new management, who is restructuring its business away from the manufacturing and assembly of consumer electronics products toward technologies and services for the media and entertainment industry. As cash flow improves, it will be used primarily for dividends and share re-purchases.

    TOTAL SA is one of the largest publicly traded international integrated oil and gas companies. Strong free cash flow will be further enhanced by the divestiture of non-core assets, which include a 12% stake in Sanofi-Aventis and the non-specialty piece of the chemical business. Management plans to continue to return its excess cash to shareholders in the form of increased dividends and share buybacks.

    WEYERHAEUSER is the world's largest private owner of softwood timberlands. Wood products include lumber, plywood, particle board, and other paneling. Paper products include pulp, uncoated and lightweight coated papers; and packaging products, containerboard, boxes, and recycling. The company is a strong generator of free cash, which is being used to pay down debt.

POSITIONS SOLD:

    DEERE was sold to put the money to use in other new ideas because of concerns that the continued deceleration in grain prices will slow farm equipment sales.

    HCA was sold in order to put the money to use in other new ideas given our concern that results would continue to be under pressure from rising un-collectibles.

    KIMBERLY CLARK, MICROSOFT, and SLM were sold because the shares reached fair value.

    MGIC INVESTMENT was sold because the recent decline in mortgage rates has delayed the anticipated improvement in persistency rates.

    NEXTEL announced plans to merge with Sprint, and the shares were sold in order to eliminate deal risk.

    PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE OF THE FUND OR INDEX. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

IRIDIAN ASSET MANAGEMENT L.L.C.
INVESTMENT SUB-ADVIER TO BUSINESS OPPORTUNITY VALUE FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BUSINESS OPPORTUNITY VALUE FUND AND THE RUSSELL 1000 VALUE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            BUSINESS OPPORTUNITY  RUSSELL 1000
                      Value Fund  Value Index**
2/1/2002                 $10,000        $10,000
3/31/2002                $10,450        $10,490
6/30/2002                 $9,300         $9,597
9/30/2002                 $7,620         $7,795
12/31/2002                $7,880         $8,514
3/31/2003                 $7,457         $8,100
6/30/2003                 $8,595         $9,499
9/30/2003                 $8,967         $9,695
12/31/2003               $10,217        $11,071
3/31/2004                $10,905        $11,405
6/30/2004                $10,986        $11,506
9/30/2004                $11,138        $11,683
12/31/2004               $12,525        $12,896

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 12/31/04
                                                           1 Year  Since Inception*
Business Opportunity Value Fund                            22.60%             8.03%
Russell 1000 Value Index                                   16.49%             9.11%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE OF THE FUND OR INDEX. SHARE VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*  Inception date is February 1, 2002
** 2/1/02 to 12/31/04

                            RUSSELL 1000 VALUE INDEX

The Russell 1000 Value Index measures the performance of those Russell 1000 Securities with lower price- to-book ratios and lower forcasted growth values.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            FOREIGN COMMON STOCKS--95.6%
            AUSTRIA--1.0%
   149,000  Telekom Austria AG......................  $  2,814,772
                                                      ------------
            BELGIUM--0.9%
    63,300  InBev...................................     2,446,473
                                                      ------------
            BRAZIL--2.9%
   319,900  Centrais Eletricas Brasileiras SA--SP
              ADR...................................     2,318,538
    99,900  Petroleo Brasileiro SA--ADR.............     3,617,379
     8,252  Tele Centro Oeste Celular Participacoes
              SA--ADR...............................        81,447
       639  Tele Leste Celular Participacoes
              SA--ADR...............................         7,764
     1,117  Tele Norte Leste Participacoes
              SA--ADR...............................        18,844
    55,600  Telecomunicacoes Brasileiras SA--ADR....     1,789,208
     7,796  Telesp Celular Partcipacoes SA--ADR.....        53,013
     5,149  Tim Participacoes SA--ADR...............        79,398
                                                      ------------
                                                         7,965,591
                                                      ------------
            CANADA--0.8%
 1,090,900  Bombardier, Inc.--Class B...............     2,158,671
                                                      ------------
            FRANCE--5.8%
   351,400  Alcatel SA*.............................     5,448,664
    84,700  Carrefour SA............................     4,019,114
   133,500  France Telecom SA.......................     4,403,940
    26,000  France Telecom SA 144A{.}...............       857,696
    30,220  Nexans SA...............................     1,183,929
                                                      ------------
                                                        15,913,343
                                                      ------------
            GERMANY--11.6%
   115,600  Bayerische Hypo-und Vereinsbank AG*.....     2,614,310
    46,240  Bayerische Hypo-und Vereinsbank AG
              144A{.}...............................     1,045,724
   119,772  Commerzbank AG*.........................     2,458,880
   107,700  DaimlerChrysler AG......................     5,142,577
   303,000  Deutsche Telekom AG*....................     6,831,871
    42,400  E.ON AG.................................     3,850,456
    61,000  Heidelberger Druckmaschinen AG
              144A*{.}..............................     2,065,155
    28,900  Hypo Real Estate Holding*...............     1,193,660
                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            GERMANY (CONTINUED)
    35,147  Schering AG.............................  $  2,618,260
    90,700  Volkswagen AG...........................     4,096,245
                                                      ------------
                                                        31,917,138
                                                      ------------
            ITALY--3.7%
 1,114,780  Banca Intesa SpA........................     5,344,108
 1,165,538  Telecom Italia SpA......................     4,750,898
                                                      ------------
                                                        10,095,006
                                                      ------------
            JAPAN--18.4%
   176,200  Daiichi Pharmaceutical Co., Ltd.........     3,801,334
   754,000  Hitachi, Ltd............................     5,214,181
       346  Japan Tobacco, Inc......................     3,942,924
        98  Japan Tobacco, Inc. 144A{.}.............     1,116,782
   131,000  Matsushita Electric Industrial Co.,
              Ltd...................................     2,074,666
       341  Millea Holdings, Inc....................     5,048,408
 1,130,000  Mitsubishi Heavy Industries, Ltd........     3,202,786
       484  Mitsubishi Tokyo Financial Group,
              Inc...................................     4,902,698
   284,000  Mitsui Sumitomo Insurance Co., Ltd......     2,461,868
     1,242  Nippon Telegraph & Telephone Corp.......     5,564,625
    15,200  Nippon Telegraph & Telephone
              Corp.--ADR............................       342,760
    34,000  Ono Pharmaceutical Co., Ltd.............     1,904,159
    27,400  Rohm Co., Ltd...........................     2,828,869
    99,300  Sankyo Co., Ltd.........................     2,239,013
       541  Sumitomo Mitsui Financial Group, Inc....     3,925,636
    27,200  TDK Corp................................     2,010,792
                                                      ------------
                                                        50,581,501
                                                      ------------
            MEXICO--0.8%
    54,800  Telefonos de Mexico SA de CV--Class
              L--SP ADR.............................     2,099,936
                                                      ------------
            NETHERLANDS--13.4%
   129,617  ABN AMRO Holding NV.....................     3,421,028
   394,100  Aegon NV................................     5,352,913
   158,900  Akzo Nobel NV...........................     6,752,423
    95,500  Heineken NV.............................     3,172,369
    88,979  ING Groep NV CVA........................     2,682,227
   524,300  Koninklijke Ahold NV*...................     4,047,040

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2004

                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            NETHERLANDS (CONTINUED)
   173,666  Koninklijke Ahold NV 144A*{.}...........  $  1,340,517
   107,494  Unilever NV CVA.........................     7,180,888
   149,468  Wolters Kluwer NV.......................     2,989,589
                                                      ------------
                                                        36,938,994
                                                      ------------
            NEW ZEALAND--1.1%
   680,035  Telecom Corp. of New Zealand, Ltd.......     3,012,241
                                                      ------------
            PORTUGAL--1.3%
   287,208  Portugal Telecom SA.....................     3,539,327
                                                      ------------
            RUSSIA--1.4%
    30,900  LUKOIL--SP ADR..........................     3,751,260
                                                      ------------
            SINGAPORE--3.2%
   360,736  DBS Group Holdings, Ltd.................     3,556,770
   171,905  Jardine Matheson Holdings, Ltd..........     2,733,290
   293,000  Overseas Chinese Banking Corp...........     2,422,377
                                                      ------------
                                                         8,712,437
                                                      ------------
            SOUTH KOREA--2.6%
   350,100  Korea Electric Power Corp.--SP ADR......     4,635,324
   115,900  KT Corp.--SP ADR........................     2,527,779
                                                      ------------
                                                         7,163,103
                                                      ------------
            SPAIN--4.8%
   275,433  Banco Bilbao Vizcaya Argentaria SA......     4,867,537
    65,600  Banco Bilbao Vizcaya Argentaria SA
              144A{.}...............................     1,159,304
   159,973  Banco Santander Central Hispano SA......     1,977,882
                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            SPAIN (CONTINUED)
   281,042  Telefonica SA...........................  $  5,274,937
       483  Telefonica SA--ADR......................        27,290
                                                      ------------
                                                        13,306,950
                                                      ------------
            SWITZERLAND--6.7%
    40,200  Nestle SA--Registered...................    10,486,190
     8,040  Swisscom AG.............................     3,158,194
    29,626  Zurich Financial Services AG*...........     4,925,112
                                                      ------------
                                                        18,569,496
                                                      ------------
            UNITED KINGDOM--15.0%
   797,300  BAE Systems Plc.........................     3,521,915
   275,800  British Energy Plc*.....................        75,317
 1,638,973  BT Group Plc............................     6,376,084
 1,597,255  Corus Group 144A*{.}....................     1,545,795
 1,931,900  Corus Group Plc*........................     1,869,658
   316,800  GlaxoSmithKline Plc.....................     7,418,952
   249,654  Imperial Chemical Industries Plc........     1,153,033
 1,344,576  Invensys Plc*...........................       399,396
 2,534,081  Invensys Plc 144A*{.}...................       752,728
   741,287  J Sainsbury Plc.........................     3,842,730
   797,438  Marks & Spencer Group Plc...............     5,241,761
   374,300  Unilever Plc............................     3,669,033
 1,382,153  William Morrison Supermarkets Plc.......     5,482,929
                                                      ------------
                                                        41,349,331
                                                      ------------
            VENEZUELA--0.2%
    20,180  Compania Anonima Nacional Telefonos de
              Venezuela
              (CANTV)--ADR..........................       451,830
                                                      ------------
            TOTAL FOREIGN COMMON STOCKS (Cost
              $217,283,494).........................   262,787,400
                                                      ------------

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2004

   PAR                                                                               VALUE
  AMOUNT                                                     YIELD     MATURITY     (NOTE 1)
----------                                                  --------  ----------  ------------
            SHORT-TERM INVESTMENTS--6.7%
$3,527,035  Bank of Nova Scotia+........................     2.320%   02/08/2005  $  3,527,035
    85,300  Merrill Lynch Premier Institional Fund+.....     2.140%   01/03/2005        85,300
    70,541  Royal Bank of Canada+.......................     2.260%   02/01/2005        70,541
 1,657,707  Royal Bank of Scotland+.....................     2.010%   01/20/2005     1,657,707
 1,234,462  Bank of America+............................     2.260%   02/15/2005     1,234,462
 1,763,518  Bank of Montreal+...........................     2.125%   02/02/2005     1,763,518
 1,138,794  Bank of Montreal+...........................     2.260%   01/28/2005     1,138,794
 3,527,035  Merrill Lynch & Co.+........................     2.353%   01/03/2005     3,527,035
 1,763,518  Merrimac Cash Fund--Premium Class+**........     1.758%   01/03/2005     1,763,518
 3,597,576  Wells Fargo+................................     2.320%   01/14/2005     3,597,576
                                                                                  ------------
            TOTAL SHORT-TERM INVESTMENTS--(COST $18,365,486)....................    18,365,486
                                                                                  ------------
            TOTAL INVESTMENTS AT MARKET VALUE--102.3%
              (Cost $235,648,980)...............................................   281,152,886
            OTHER LIABILITIES IN EXCESS OF ASSETS--(2.3%).......................    (6,396,394)
                                                                                  ------------
            NET ASSETS--100.0%..................................................  $274,756,492
                                                                                  ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR--American Depositary Receipt
SP ADR--Sponsored American Depositary Receipt
*    Non-income producing security
{.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+    Represents collateral received from securities lending transactions.
** Regulated investment company advised by Investors Bank and Trust Co. (IBT). IBT is also the accounting and custody agent for this fund.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2004

    At December 31, 2004, industry sector diversification of the Brandes International Equity Fund's investments as a percentage of net assets was as follows:

                                                    PERCENTAGE
                   (UNAUDITED)                        OF NET
                 INDUSTRY SECTOR                      ASSETS
                 ---------------                    ----------
Diversified Telecom Services......................       19.5%
Commercial Banking................................       14.1%
Food Products.....................................        7.7%
Food & Staples Retailing..........................        6.9%
Pharmaceuticals...................................        6.6%
Insurance.........................................        6.5%
Electric Utilities................................        4.0%
Automotive........................................        3.4%
Chemicals.........................................        2.9%
Oil & Gas.........................................        2.7%
Electronic Equipment & Instruments................        2.6%
Machinery.........................................        2.3%
Aerospace & Defense...............................        2.1%
Financial Services................................        2.0%
Beverages.........................................        2.0%
Communications Equipment..........................        2.0%
Multi Line Retail.................................        1.9%
Tobacco...........................................        1.8%
Metals & Mining...................................        1.3%
Media.............................................        1.1%
Semiconductors & Semiconductor Equipment..........        1.0%
Household Durables................................        0.8%
Electrical Equipment..............................        0.4%
Short-Term Investments............................        6.7%
                                                     --------
                                                        102.3%
                                                     ========

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

                                                        VALUE
 SHARES                                                (NOTE 1)
---------                                            ------------
           COMMON STOCKS--98.2%
           ADVERTISING--1.0%
   19,420  Monster Worldwide, Inc.*................  $    653,289
    6,480  OMNICOM Group, Inc......................       546,393
                                                     ------------
                                                        1,199,682
                                                     ------------
           APPAREL RETAILERS--0.5%
   12,950  Chico's FAS, Inc.*......................       589,613
                                                     ------------
           AUTOMOTIVE--0.5%
   12,580  Autoliv, Inc............................       607,614
                                                     ------------
           BANKING--6.5%
   44,480  American Express Co.....................     2,507,338
   47,780  Bank of America Corp....................     2,245,182
   25,790  CIT Group, Inc..........................     1,181,698
   35,890  Northern Trust Corp.....................     1,743,536
                                                     ------------
                                                        7,677,754
                                                     ------------
           BEVERAGES, FOOD & TOBACCO--4.9%
   48,580  Archer-Daniels-Midland Co...............     1,083,820
   21,860  Kraft Foods, Inc........................       778,434
   56,190  Pepsico, Inc............................     2,933,118
   24,140  Sysco Corp..............................       921,424
                                                     ------------
                                                        5,716,796
                                                     ------------
           CASINOS/GAMING--0.6%
    9,470  MGM Mirage, Inc.*.......................       688,848
                                                     ------------
           CHEMICALS--1.7%
   23,140  Lyondell Chemical Co....................       669,209
   23,710  Monsanto Co.............................     1,317,090
                                                     ------------
                                                        1,986,299
                                                     ------------
           COAL--0.9%
   12,460  Peabody Energy Corp.....................     1,008,139
                                                     ------------
           COMMERCIAL SERVICES--2.0%
   68,380  Paychex, Inc............................     2,330,390
                                                     ------------
           COMMUNICATION SERVICES--0.7%
   10,470  Research in Motion, Ltd.*...............       862,937
                                                     ------------
                                                        VALUE
 SHARES                                                (NOTE 1)
---------                                            ------------
           COMPUTER SOFTWARE--1.7%
   11,370  Cognizant Technology Solutions Corp.*...  $    481,292
    7,710  Google, Inc.- Class A*..................     1,488,801
                                                     ------------
                                                        1,970,093
                                                     ------------
           COMPUTER SOFTWARE & PROCESSING--5.3%
   26,450  Alliance Data Systems Corp.*............     1,255,846
   24,100  CheckFree Corp.*........................       917,728
   48,620  Juniper Networks, Inc.*.................     1,321,978
   32,050  VeriSign, Inc.*.........................     1,074,316
   44,210  Yahoo!, Inc.*...........................     1,665,833
                                                     ------------
                                                        6,235,701
                                                     ------------
           COMPUTERS & INFORMATION--8.9%
   15,240  Apple Computer, Inc.*...................       981,456
   13,970  CDW Corp................................       926,909
  129,250  Cisco Systems, Inc.*....................     2,494,525
   49,280  Dell, Inc.*.............................     2,076,659
  127,540  EMC Corp.*..............................     1,896,520
   27,810  International Game Technology...........       956,108
  216,040  Sun Microsystems, Inc.*.................     1,162,295
                                                     ------------
                                                       10,494,472
                                                     ------------
           COSMETICS & PERSONAL CARE--2.0%
   42,080  Procter & Gamble Co.....................     2,317,766
                                                     ------------
           DIVERSIFIED MANUFACTURING
           OPERATIONS--0.8%
   17,270  Danaher Corp............................       991,471
                                                     ------------
           ELECTRIC UTILITIES--0.7%
   63,540  AES Corp.*..............................       868,592
                                                     ------------
           ELECTRICAL EQUIPMENT--3.4%
  108,500  General Electric Co.....................     3,960,250
                                                     ------------
           ELECTRONICS--4.5%
   39,460  Advanced Micro Devices*.................       868,909
   27,080  Marvell Technology Group, Ltd.*.........       960,528
   84,500  Sanmina-Sci Corp.*......................       715,715
   70,030  Texas Instruments, Inc..................     1,724,139
   33,740  Xilinx, Inc.............................     1,000,391
                                                     ------------
                                                        5,269,682
                                                     ------------

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2004

                                                        VALUE
 SHARES                                                (NOTE 1)
---------                                            ------------
           ENTERTAINMENT--1.1%
   67,700  News Corp. Inc.--Class B*...............  $  1,299,840
                                                     ------------
           FINANCIAL SERVICES--9.2%
   56,460  Ameritrade Holding Corp.*...............       802,861
  212,760  Charles Schwab Corp. (The)..............     2,544,610
   24,220  Goldman Sachs Group, Inc................     2,519,849
   47,100  Morgan Stanley..........................     2,614,992
   37,420  T. Rowe Price Group, Inc................     2,327,524
                                                     ------------
                                                       10,809,836
                                                     ------------
           FOOD RETAILERS--1.6%
   17,480  Starbucks Corp.*........................     1,090,053
    7,730  Whole Foods Market, Inc.................       737,055
                                                     ------------
                                                        1,827,108
                                                     ------------
           HEALTH CARE PROVIDERS--0.9%
   27,640  Caremark Rx, Inc.*......................     1,089,845
                                                     ------------
           HEALTH CARE PROVIDERS & SERVICES--0.7%
   20,020  Medco Health Solutions, Inc.*...........       832,832
                                                     ------------
           HEAVY MACHINERY--3.1%
   92,500  Applied Materials, Inc.*................     1,581,750
   13,550  Caterpillar, Inc........................     1,321,260
   12,660  Smith International, Inc.*..............       688,831
                                                     ------------
                                                        3,591,841
                                                     ------------
           INDUSTRIAL--DIVERSIFIED--1.3%
   43,080  Tyco International, Ltd.................     1,539,679
                                                     ------------
           INSURANCE--3.7%
    4,780  Aetna, Inc..............................       596,305
   29,150  Allstate Corp...........................     1,507,638
    7,750  MGIC Investment Corp....................       534,052
   14,610  WellPoint, Inc.*........................     1,680,150
                                                     ------------
                                                        4,318,145
                                                     ------------
           MACHINERY--1.1%
   30,490  American Standard Cos., Inc.*...........     1,259,847
                                                     ------------
           MEDICAL AND HEALTH PRODUCTS--0.8%
    7,270  Bard (C.R.) Inc.........................       465,135
    7,680  Bausch & Lomb Inc.......................       495,053
                                                     ------------
                                                          960,188
                                                     ------------
                                                        VALUE
 SHARES                                                (NOTE 1)
---------                                            ------------
           MEDICAL AND HEALTH TECH SERVICES--0.7%
   17,260  Rockwell Automation, Inc................  $    855,233
                                                     ------------
           MEDICAL SUPPLIES--2.9%
   14,500  Fisher Scientific International,
             Inc.*.................................       904,510
   35,730  St. Jude Medical, Inc.*.................     1,498,159
   13,070  Zimmer Holdings, Inc.*..................     1,047,168
                                                     ------------
                                                        3,449,837
                                                     ------------
           METALS--0.7%
   28,530  Cia Vale Do Rio Doce--ADR...............       827,655
                                                     ------------
           OIL & GAS--6.0%
   24,380  Apache Corp.............................     1,232,897
   13,400  ConocoPhillips..........................     1,163,522
   18,900  Kinder Morgan, Inc......................     1,382,157
   28,040  Noble Corp.*............................     1,394,710
   35,510  Williams Co., Inc.......................       578,458
   37,420  XTO Energy, Inc.........................     1,323,920
                                                     ------------
                                                        7,075,664
                                                     ------------
           OIL SERVICES--2.7%
   29,460  Questar Corp............................     1,501,282
   20,110  Southwestern Energy Co.*................     1,019,376
   12,370  Ultra Petroleum Corp.*..................       595,368
                                                     ------------
                                                        3,116,026
                                                     ------------
           PHARMACEUTICALS--5.2%
   13,120  Amgen, Inc.*............................       841,648
   19,570  Biogen Idec, Inc.*......................     1,303,558
   41,110  Gilead Sciences, Inc.*..................     1,438,439
   40,670  Johnson & Johnson.......................     2,579,291
                                                     ------------
                                                        6,162,936
                                                     ------------
           RESTAURANTS--0.7%
   17,900  Yum! Brands, Inc........................       844,522
                                                     ------------
           RESTAURANTS AND LODGING--0.5%
    9,470  Marriott International, Inc.--Class A...       596,421
                                                     ------------
           RETAILERS--2.5%
   14,510  Best Buy Co., Inc.......................       862,184
   17,670  eBay, Inc.*.............................     2,054,668
                                                     ------------
                                                        2,916,852
                                                     ------------

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2004

                                                        VALUE
 SHARES                                                (NOTE 1)
---------                                            ------------
           SEMICONDUCTORS--0.7%
   27,130  Lam Research Corp.*.....................  $    784,328
                                                     ------------
           STORES--0.3%
   11,170  Williams-Sonoma, Inc.*..................       391,397
                                                     ------------
           TELEPHONE SYSTEMS--2.3%
   34,410  America Movil SA de CV--Class L--ADR....     1,801,363
   31,410  Western Wireless Corp.--Class A*........       920,313
                                                     ------------
                                                        2,721,676
                                                     ------------
                                                        VALUE
 SHARES                                                (NOTE 1)
---------                                            ------------
           TEXTILES, CLOTHING & FABRICS--0.7%
   13,850  Coach, Inc.*............................  $    781,140
                                                     ------------
           TRANSPORTATION--2.2%
   15,500  C.H. Robinson Worldwide, Inc............       860,560
   20,390  United Parcel Service, Inc.--Class B....     1,742,529
                                                     ------------
                                                        2,603,089
                                                     ------------
           TOTAL COMMON STOCKS (Cost
             $97,811,780)..........................   115,432,036
                                                     ------------

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2004

                                                         EXPIRATION     VALUE
 SHARES                                                     DATE       (NOTE 1)
---------                                                ----------  ------------
           WARRANTS--0.0%
           Lucent Technologies*
       89    (Cost $0).................................  12/10/2007  $        141
                                                                     ------------

   PAR
  AMOUNT                                                     YIELD     MATURITY
----------                                                  --------  ----------
            SHORT-TERM INVESTMENTS--5.6%

  SHARES
----------
   441,906  Bank of America+............................     2.260%   02/15/2005      441,906
   631,295  Bank of Montreal+...........................     2.125%   02/02/2005      631,295
   407,659  Bank of Montreal+...........................     2.260%   01/28/2005      407,659
 1,262,589  Bank of Nova Scotia+........................     2.320%   02/08/2005    1,262,589
 1,262,589  Merrill Lynch & Co.+........................     2.353%   01/03/2005    1,262,589
    30,535  Merrill Lynch Premier Institional Fund+.....     2.140%   01/03/2005       30,535
   631,295  Merrimac Cash Fund--Premium Class+**........     1.758%   01/03/2005      631,295
    25,252  Royal Bank of Canada+.......................     2.260%   02/01/2005       25,252
   593,417  Royal Bank of Scotland+.....................     2.010%   01/20/2005      593,417
 1,287,841  Wells Fargo+................................     2.320%   01/14/2005    1,287,841
                                                                                  -----------
            TOTAL SHORT-TERM INVESTMENTS--(COST $6,574,378).....................    6,574,378
                                                                                  -----------
            TOTAL INVESTMENTS AT MARKET VALUE--103.8%
              (Cost $104,386,158)...............................................  122,006,555
            OTHER LIABILITIES IN EXCESS OF ASSETS--(3.8%).......................   (4,436,163)
                                                                                  -----------
            NET ASSETS--100.0%..................................................  $117,570,392
                                                                                  ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR--American Depositary Receipt
*    Non-income producing security
** Regulated investment company advised by Investors Bank and Trust Co. (IBT). IBT is also the accounting and custody agent for this fund.
+    Represents collateral received from securities lending transactions.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2004

    At December 31, 2004, industry sector diversification of the Turner Core Growth Fund's investments as a percentage of net assets was as follows:

                                                    PERCENTAGE
                   (UNAUDITED)                        OF NET
        SUMMARY OF SECTOR CLASSIFICATIONS             ASSETS
        ---------------------------------           ----------
Basic Materials...................................        2.4%
Communications....................................        4.0%
Consumer Cyclical.................................        6.7%
Consumer Non-Cyclical.............................       22.4%
Energy............................................        9.6%
Financial.........................................       19.4%
Industrial........................................       11.9%
Technology........................................       21.1%
Utilities.........................................        0.7%
Short-Term Investments............................        5.6%
                                                     --------
  Total...........................................      103.8%
                                                     ========

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            COMMON STOCKS--91.2%
            AEROSPACE & DEFENSE--1.2%
    42,550  Goodrich Corp...........................  $  1,388,832
    58,990  Orbital Sciences Corp.*.................       697,852
                                                      ------------
                                                         2,086,684
                                                      ------------
            AUTOMOTIVE--2.6%
    35,400  Autoliv, Inc............................     1,709,820
    54,300  CarMax, Inc.*...........................     1,686,015
    65,900  Goodyear Tire & Rubber Co. (The)*.......       966,094
                                                      ------------
                                                         4,361,929
                                                      ------------
            BUSINESS SERVICES--0.9%
   125,400  Harris Interactive, Inc.*...............       990,660
    53,800  Presstek, Inc.*.........................       520,784
                                                      ------------
                                                         1,511,444
                                                      ------------
            CHEMICALS--1.3%
    15,200  Cabot Microelectronics Corp.*...........       608,760
    12,200  FMC Corp.*..............................       589,260
    59,700  Mosaic Co. (The)*.......................       974,304
                                                      ------------
                                                         2,172,324
                                                      ------------
            COAL--0.8%
    38,800  Massey Energy Co........................     1,356,060
                                                      ------------
            COMMERCIAL SERVICES--9.7%
    38,300  Aramark Corp.--Class B..................     1,015,333
    40,020  EGL, Inc.*..............................     1,196,198
    54,740  Fluor Corp..............................     2,983,877
    27,640  Jacobs Engineering Group, Inc.*.........     1,320,916
   148,300  Lo-Jack Corp.*..........................     1,798,879
    53,900  Omnicell, Inc.*.........................       592,900
    21,200  Portfolio Recovery Associates, Inc.*....       873,864
    90,600  Regeneration Technologies, Inc.*........       949,488
    43,200  Republic Services, Inc..................     1,448,928
    43,340  Ritchie Bros. Auctioneers, Inc..........     1,432,820
   100,300  Sotheby's Holdings, Inc.--Class A*......     1,821,448
    11,600  TNS, Inc.*..............................       253,460
    64,620  Wind River Systems, Inc.*...............       875,601
                                                      ------------
                                                        16,563,712
                                                      ------------
            COMMUNICATIONS--3.0%
    20,000  Andrew Corp.*...........................       272,600
    94,920  Arris Group, Inc.*......................       668,237
    19,800  Concord Communications, Inc.*...........       219,384
    52,800  Harmonic, Inc.*.........................       440,352
     7,880  Harris Corp.............................       486,905
                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            COMMUNICATIONS (CONTINUED)
    44,400  Itron, Inc.*............................  $  1,061,604
    30,000  Polycom, Inc.*..........................       699,600
    52,510  Powerwave Technologies, Inc.*...........       445,285
   139,720  Sonus Networks, Inc.*...................       800,596
                                                      ------------
                                                         5,094,563
                                                      ------------
            COMPUTER SOFTWARE--0.3%
    18,800  Amdocs, Ltd.*...........................       493,500
                                                      ------------
            COMPUTER SOFTWARE & PROCESSING--6.1%
    63,500  Ansoft Corp.*...........................     1,282,700
   102,800  BEA Systems, Inc.*......................       910,808
    32,960  CheckFree Corp.*........................     1,255,117
    73,700  Eclipsys Corp.*.........................     1,505,691
    21,600  Electronics for Imaging, Inc.*..........       376,056
    77,630  Informatica Corp.*......................       630,356
    38,300  PEC Solutions, Inc.*....................       542,711
    41,670  Perot Systems Corp.--Class A*...........       667,970
    44,300  SafeNet, Inc.*..........................     1,627,582
    20,300  Synopsys, Inc.*.........................       398,286
   211,000  Vastera, Inc.*..........................       554,930
    26,500  WebEx Communications, Inc.*.............       630,170
                                                      ------------
                                                        10,382,377
                                                      ------------
            COMPUTERS & INFORMATION--3.1%
    18,450  Diebold, Inc............................     1,028,218
   105,400  InFocus Corp.*..........................       965,464
   106,300  Komag, Inc.*............................     1,996,314
    89,800  Maxtor Corp.*...........................       475,940
    69,400  Western Digital Corp.*..................       752,296
                                                      ------------
                                                         5,218,232
                                                      ------------
            CONTAINERS & PACKAGING--2.2%
   213,400  Crown Holdings, Inc.*...................     2,932,116
    33,200  Pactiv Corp.*...........................       839,628
                                                      ------------
                                                         3,771,744
                                                      ------------
            ELECTRIC UTILITIES--0.6%
    70,900  Citizens Communications Co..............       977,711
                                                      ------------
            ELECTRICAL EQUIPMENT--3.0%
   147,480  Artesyn Technologies, Inc.*.............     1,666,524
    39,670  C&D Technologies, Inc...................       675,977
   180,800  GrafTech International, Ltd.*...........     1,710,368
    73,700  SBS Technologies, Inc.*.................     1,028,852
                                                      ------------
                                                         5,081,721
                                                      ------------

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2004

                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            ELECTRONICS--13.6%
    42,500  Actel Corp.*............................  $    745,450
   137,840  Agere Systems, Inc.--Class A*...........       188,841
    32,290  Anaren, Inc.*...........................       418,478
    38,100  ATMI, Inc.*.............................       858,393
    47,750  Cypress Semiconductor Corp.*............       560,107
    29,900  Fairchild Semiconductor International,
              Inc.*.................................       486,174
    40,460  Genesis Microchip, Inc.*................       656,261
    23,200  Harman International Industries, Inc....     2,946,400
    26,600  Hutchinson Technology, Inc.*............       919,562
    14,700  Integrated Circuit Systems, Inc.*.......       307,524
    36,100  Integrated Device Technology, Inc.*.....       417,316
    29,000  Intersil Corp.--Class A.................       485,460
    44,360  Mercury Computer Systems, Inc.*.........     1,316,605
    89,200  Microsemi Corp.*........................     1,548,512
    72,640  National Semiconductor Corp.............     1,303,888
    80,200  PMC--Sierra, Inc*.......................       902,250
    58,500  Power-One, Inc.*........................       521,820
    53,500  RF Micro Devices, Inc.*.................       365,940
    15,400  Rogers Corp.*...........................       663,740
    86,700  Sanmina-Sci Corp.*......................       734,349
    25,900  Semtech Corp.*..........................       566,433
    81,900  SiRF Technology Holdings, Inc.*.........     1,041,768
    59,470  Skyworks Solutions, Inc.*...............       560,802
    50,400  SpatiaLight, Inc.*......................       451,080
   114,846  Stats Chippac Ltd.- ADR*................       702,858
    36,700  Teradyne, Inc.*.........................       626,469
   187,200  Transmeta Corp.*........................       305,136
    38,785  Trimble Navigation, Ltd.*...............     1,281,456
   191,700  Vitesse Semiconductor Corp.*............       676,701
    53,685  Zoran Corp.*............................       621,672
                                                      ------------
                                                        23,181,445
                                                      ------------
            ENTERTAINMENT--0.5%
    53,000  Insight Communications Co., Inc.*.......       491,310
    65,400  TiVo, Inc.*.............................       383,898
                                                      ------------
                                                           875,208
                                                      ------------
            ENTERTAINMENT & LEISURE--1.9%
   127,700  ebookers Plc - SP ADR*..................     1,534,954
    68,200  Hasbro, Inc.............................     1,321,716
    26,800  NetFlix, Inc.*..........................       330,444
                                                      ------------
                                                         3,187,114
                                                      ------------
                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            ENVIRONMENTAL--0.4%
   191,800  Bennett Environmental, Inc.*............  $    677,054
                                                      ------------
            FINANCIAL SERVICES--1.9%
    48,500  Ameritrade Holding Corp.*...............       689,670
    92,870  E*Trade Financial Corp.*................     1,388,406
    51,400  Waddell & Reed Financial, Inc.--Class
              A.....................................     1,227,946
                                                      ------------
                                                         3,306,022
                                                      ------------
            FOREST PRODUCTS & PAPER--1.8%
    63,870  Packaging Corp. of America..............     1,504,138
    80,920  Smurfit-Stone Container Corp............     1,511,586
                                                      ------------
                                                         3,015,724
                                                      ------------
            HEALTH CARE PROVIDERS--1.9%
    46,500  Cross Country Healthcare, Inc.*.........       840,720
    14,970  Express Scripts, Inc.*..................     1,144,307
    31,900  Matria Healthcare, Inc.*................     1,246,333
                                                      ------------
                                                         3,231,360
                                                      ------------
            HEAVY MACHINERY--4.5%
    76,160  Chicago Bridge & Iron Co., NV...........     3,046,400
    54,100  Kaydon Corp.............................     1,786,382
    36,100  National-Oilwell, Inc.*.................     1,273,969
    35,900  Pall Corp...............................     1,039,305
    17,330  Timken Co...............................       450,927
                                                      ------------
                                                         7,596,983
                                                      ------------
            HOME CONSTRUCTION, FURNISHINGS &
            APPLIANCES--0.7%
    58,300  Digital Theater Systems, Inc.*..........     1,173,579
                                                      ------------
            INSURANCE--1.4%
    38,600  Assured Guaranty, Ltd...................       759,262
    20,900  HCC Insurance Holdings, Inc.............       692,208
    14,400  PMI Group, Inc. (The)...................       601,200
    11,200  PXRE Group, Ltd.........................       282,352
                                                      ------------
                                                         2,335,022
                                                      ------------
            MEDIA--0.2%
    11,200  Entercom Communications Corp.*..........       401,968
                                                      ------------
            MEDIA--BROADCASTING & PUBLISHING--0.9%
    78,400  Emmis Communications Corp.--Class A*....     1,504,496
                                                      ------------

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2004

                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            MEDICAL AND HEALTH TECH SERVICES--1.2%
    16,000  ICON Plc--ADR*..........................  $    618,400
    71,200  Input/Output, Inc.*.....................       629,408
    20,600  Psychiatric Solutions, Inc.*............       753,136
                                                      ------------
                                                         2,000,944
                                                      ------------
            MEDICAL SUPPLIES--1.9%
   105,300  Endocardial Solutions, Inc.*............     1,232,010
    17,450  Intermagnetics General Corp.*...........       443,404
    11,060  Millipore Corp.*........................       550,899
    46,480  STERIS Corp.*...........................     1,102,506
                                                      ------------
                                                         3,328,819
                                                      ------------
            MEDICAL & BIO-TECHNOLOGY--0.6%
    26,800  Pharmaceutical Product Development,
              Inc.*.................................     1,106,572
                                                      ------------
            METALS--3.2%
    67,580  Allegheny Technologies, Inc.............     1,464,459
    37,200  Brush Engineered Materials*.............       688,200
    64,000  Couer D'alene Mines Corp.*..............       251,520
    24,500  Maverick Tube Corp.*....................       742,350
    26,100  Northwest Pipe Co.*.....................       651,195
    14,100  Reliance Steel & Aluminum Co............       549,336
    31,600  RTI International Metals, Inc.*.........       649,064
    14,500  Watts Water Technologies, Inc.--Class
              A.....................................       467,480
                                                      ------------
                                                         5,463,604
                                                      ------------
            MINING--0.6%
    27,400  Freeport-McMoran Copper & Gold,
              Inc.--Class B.........................     1,047,502
                                                      ------------
            OIL & GAS--8.0%
    24,000  Ashland, Inc............................     1,401,120
    45,000  Core Laboratories NV*...................     1,050,750
    39,398  Devon Energy Corp.......................     1,533,370
    27,011  ENSCO International, Inc................       857,329
    12,500  GlobalSantaFe Corp......................       413,875
    22,780  Noble Corp.*............................     1,133,077
    13,800  Pioneer Natural Resources Co............       484,380
    28,340  Premcor, Inc............................     1,195,098
    13,830  Remington Oil & Gas Corp.*..............       376,867
    86,920  Talisman Energy, Inc....................     2,343,363
    26,300  Transocean, Inc.*.......................     1,114,857
                                                         VALUE
  SHARES                                                (NOTE 1)
----------                                            ------------
            OIL & GAS (CONTINUED)
    21,380  Western Gas Resources, Inc..............  $    625,365
    49,340  Willbros Group, Inc.*...................     1,137,287
                                                      ------------
                                                        13,666,738
                                                      ------------
            PHARMACEUTICALS--1.6%
    45,880  Cambrex Corp............................     1,243,348
    37,800  InterMune, Inc.*........................       501,228
    44,780  Parexel International Corp.*............       909,034
                                                      ------------
                                                         2,653,610
                                                      ------------
            RESTAURANTS--0.5%
    64,500  Triarc Cos.--Class B....................       790,770
                                                      ------------
            RETAILERS--2.1%
    74,240  Dollar Tree Stores, Inc.*...............     2,129,203
    46,870  Insight Enterprises, Inc.*..............       961,772
    36,500  ValueVision Media, Inc.--Class A*.......       507,715
                                                      ------------
                                                         3,598,690
                                                      ------------
            SEMICONDUCTORS--0.3%
    15,300  Lam Research Corp.*.....................       442,323
                                                      ------------
            STORES--0.4%
   105,400  Tweeter Home Entertainment Group,
              Inc.*.................................       721,990
                                                      ------------
            SUPERMARKETS--0.4%
    17,200  Panera Bread Co.*.......................       693,504
                                                      ------------
            TELEPHONE SYSTEMS--0.5%
   136,600  LCC International, Inc.--Class A*.......       796,378
                                                      ------------
            TEXTILES, CLOTHING & FABRICS--1.6%
    77,710  Delta & Pine Land Co....................     2,119,929
   181,370  Unifi, Inc.*............................       694,647
                                                      ------------
                                                         2,814,576
                                                      ------------
            TRANSPORTATION--3.8%
    43,900  Kansas City Southern*...................       778,347
    39,600  Kirby Corp.*............................     1,757,448
    26,600  Landstar System, Inc.*..................     1,958,824
    13,100  Sabre Holdings Corp.....................       290,296
    49,460  Swift Transportation Co., Inc.*.........     1,062,401
    31,230  Wabtec Corp.............................       665,824
                                                      ------------
                                                         6,513,140
                                                      ------------
            TOTAL COMMON STOCKS
              (Cost $117,585,234)...................   155,197,136
                                                      ------------

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2004

                                                 EXPIRATION     VALUE
  SHARES                                            DATE       (NOTE 1)
  ------                                         ----------    --------
            RIGHTS--0.0%
            Veritas Software Corp., Rights
     9,800    (Cost $0)........................     N/A      $          0
                                                             ------------

   PAR
  AMOUNT                                    YIELD    MATURITY
----------                                  ------  ----------
            SHORT-TERM INVESTMENTS--15.7%
$1,789,612  Bank of America+..............  2.260%  02/15/2005     1,789,612
 2,556,589  Bank of Montreal+.............  2.125%  02/02/2005     2,556,589
 1,650,921  Bank of Montreal+.............  2.260%  01/28/2005     1,650,921
 5,113,178  Bank of Nova Scotia+..........  2.320%  02/08/2005     5,113,178
 5,113,178  Merrill Lynch & Co.+..........  2.353%  01/03/2005     5,113,178
            Merrill Lynch Premier
   123,660    Institional Fund+...........  2.140%  01/03/2005       123,660
            Merrimac Cash Fund--Premium
 2,556,589    Class+**....................  1.758%  01/03/2005     2,556,589
   102,264  Royal Bank of Canada+.........  2.260%  02/01/2005       102,264
 2,403,194  Royal Bank of Scotland+.......  2.010%  01/20/2005     2,403,194
 5,215,442  Wells Fargo+..................  2.320%  01/14/2005     5,215,442
                                                                ------------
            TOTAL SHORT-TERM INVESTMENTS--(Cost
              $26,624,627)....................................    26,624,627
                                                                ------------
            TOTAL INVESTMENTS AT MARKET VALUE--106.9%
              (Cost $144,209,861).............................   181,821,763
            OTHER LIABILITIES IN EXCESS OF ASSETS--(6.9%).....   (11,729,852)
                                                                ------------
            NET ASSETS--100.0%................................  $170,091,911
                                                                ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR--American Depositary Receipt
SP ADR--Sponsored American Depositary Receipt
*    Non-income producing security
** Regulated investment company advised by Investors Bank and Trust Co. (IBT). IBT is also the accounting and custody agent for this fund.
+    Represents collateral received from securities lending transactions.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2004

    At December 31, 2004, industry sector diversification of the Frontier Capital Appreciation Fund's investments as a percentage of net assets was as follows:

                                                    PERCENTAGE
                   (UNAUDITED)                        OF NET
        SUMMARY OF SECTOR CLASSIFICATIONS             ASSETS
        ---------------------------------           ----------
Basic Materials...................................        5.1%
Communications....................................        4.6%
Consumer Cyclical.................................       10.2%
Consumer Non-Cyclical.............................       18.3%
Energy............................................        8.8%
Financial.........................................        3.3%
Industrial........................................       16.9%
Technology........................................       23.4%
Utilities.........................................        0.6%
Short-Term Investments............................       15.7%
                                                     --------
  Total...........................................      106.9%
                                                     ========

   The accompanying notes are an integral part of these financial statements.

BUSINESS OPPORTUNITY VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------
         COMMON STOCKS--99.2%
         ADVERTISING--1.2%
  8,100  WPP Group Plc--SP ADR...................  $   442,665
                                                   -----------
         AEROSPACE & DEFENSE--1.4%
  4,900  United Technologies Corp................      506,415
                                                   -----------
         BANKING--9.4%
 21,690  Bank of America Corp....................    1,019,213
 35,400  MBNA Corp...............................      997,926
 30,300  U.S. Bancorp............................      948,996
  7,900  Wells Fargo & Co........................      490,985
                                                   -----------
                                                     3,457,120
                                                   -----------
         BEVERAGES, FOOD & TOBACCO--1.5%
  9,700  Diageo Plc--SP ADR......................      561,436
                                                   -----------
         BUILDING MATERIALS--1.6%
 13,600  Home Depot, Inc.........................      581,264
                                                   -----------
         CHEMICALS--5.8%
 10,700  Akzo Nobel NV--SP ADR...................      454,643
 11,900  Dow Chemical Co. (The)..................      589,169
  9,000  Monsanto Co.............................      499,950
 13,300  Praxair, Inc............................      587,195
                                                   -----------
                                                     2,130,957
                                                   -----------
         COMPUTER SOFTWARE & PROCESSING--2.6%
 22,413  First Data Corp.........................      953,449
                                                   -----------
         COMPUTERS & INFORMATION--0.9%
  3,500  International Business Machines Corp....      345,030
                                                   -----------
         CONSTRUCTION & ENGINEERING--1.4%
  8,000  Pulte Homes, Inc........................      510,400
                                                   -----------
         ELECTRONICS--3.5%
 17,200  Intel Corp..............................      402,308
 32,500  Thomson--SP ADR.........................      862,875
                                                   -----------
                                                     1,265,183
                                                   -----------
         ENTERTAINMENT--5.2%
 20,700  Fox Entertainment Group, Inc.--Class
           A*....................................      647,082
 13,200  Harrah's Entertainment, Inc.............      882,948
 32,700  Liberty Media Corp.--Class A............      359,046
                                                   -----------
                                                     1,889,076
                                                   -----------
                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------
         FINANCIAL SERVICES--8.7%
 21,100  Citigroup, Inc..........................  $ 1,016,598
  5,800  Freddie Mac.............................      427,460
 27,300  JP Morgan Chase & Co....................    1,064,973
 11,300  Merrill Lynch & Co., Inc................      675,401
                                                   -----------
                                                     3,184,432
                                                   -----------
         FOREST PRODUCTS & PAPER--1.2%
  6,500  Weyerhaeuser Co.........................      436,930
                                                   -----------
         HEALTH CARE PROVIDERS--1.8%
 16,800  Caremark Rx, Inc.*......................      662,424
                                                   -----------
         INDUSTRIAL--DIVERSIFIED--3.5%
 36,300  Tyco International, Ltd.................    1,297,362
                                                   -----------
         INSURANCE--5.6%
 14,500  Allstate Corp...........................      749,940
 20,100  American International Group, Inc.......    1,319,967
                                                   -----------
                                                     2,069,907
                                                   -----------
         MACHINERY--1.9%
 16,800  American Standard Cos., Inc.*...........      694,176
                                                   -----------
         MEDIA--2.7%
 30,300  Vivendi Universal SA--SP ADR*...........      971,721
                                                   -----------
         MEDIA--BROADCASTING & PUBLISHING--1.1%
 12,400  Clear Channel Communications, Inc.......      415,276
                                                   -----------
         MEDICAL--HMO--5.5%
 10,300  UnitedHealth Group, Inc.................      906,709
  9,600  WellPoint, Inc.*........................    1,104,000
                                                   -----------
                                                     2,010,709
                                                   -----------
         MEDICAL SUPPLIES--5.9%
 16,500  Baxter International, Inc...............      569,910
 28,500  Boston Scientific Corp.*................    1,013,175
  8,000  Guidant Corp............................      576,800
                                                   -----------
                                                     2,159,885
                                                   -----------
         OIL & GAS--6.4%
 12,500  Burlington Resources, Inc...............      543,750
 18,100  ChevronTexaco Corp......................      950,431
 13,400  Devon Energy Corp.......................      521,528
  3,100  Total SA--SP ADR........................      340,504
                                                   -----------
                                                     2,356,213
                                                   -----------

   The accompanying notes are an integral part of these financial statements.

BUSINESS OPPORTUNITY VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2004

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------
         PHARMACEUTICALS--8.0%
 13,700  Amgen, Inc.*............................  $   878,855
  9,385  Biogen Idec, Inc.*......................      625,135
 13,300  Genzyme Corp.*..........................      772,331
 24,100  Pfizer, Inc.............................      648,049
                                                   -----------
                                                     2,924,370
                                                   -----------
         RESTAURANTS--4.9%
 27,800  McDonald's Corp.........................      891,268
 19,300  Yum! Brands, Inc........................      910,574
                                                   -----------
                                                     1,801,842
                                                   -----------
         RETAILERS--1.3%
  8,000  Federated Department Stores.............      462,320
                                                   -----------
                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------
         STORES--2.1%
 19,000  J.C. Penney Co., Inc. (Holding Co.).....  $   786,600
                                                   -----------
         TELEPHONE SYSTEMS--2.9%
 43,250  Sprint Corp.--FON Group.................    1,074,763
                                                   -----------
         TRANSPORTATION--1.2%
  7,100  Canadian National Railway Co............      434,875
                                                   -----------
         TOTAL COMMON STOCKS
           (Cost $31,127,238)....................   36,386,800
                                                   -----------

   The accompanying notes are an integral part of these financial statements.

BUSINESS OPPORTUNITY VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2004

                                              EXPIRATION     VALUE
SHARES                                           DATE      (NOTE 1)
-------                                       ----------  -----------
         WARRANTS--0.0%
         Lucent Technologies*
    354    (Cost $0)........................  12/10/2007  $       559
                                                          -----------

  PAR
AMOUNT                                      YIELD     MATURITY
------                                      -----     --------
         SHORT-TERM INVESTMENTS--1.4%
$34,019  Bank of America+..............     2.260%   02/15/2005      34,019
48,599   Bank of Montreal+.............     2.125%   02/02/2005      48,599
31,383   Bank of Montreal+.............     2.260%   01/28/2005      31,383
97,197   Bank of Nova Scotia+..........     2.320%   02/08/2005      97,197
97,197   Merrill Lynch & Co.+..........     2.353%   01/03/2005      97,197
         Merrill Lynch Premier
 2,351     Institional Fund+...........     2.140%   01/03/2005       2,351
         Merrimac Cash Fund--Premium
48,599     Class+**....................     1.758%   01/03/2005      48,599
 1,944   Royal Bank of Canada+.........     2.260%   02/01/2005       1,944
45,683   Royal Bank of Scotland+.......     2.010%   01/20/2005      45,683
99,141   Wells Fargo+..................     2.320%   01/14/2005      99,141
                                                                 ----------
         TOTAL SHORT-TERM INVESTMENTS--(COST $506,113).........     506,113
                                                                 ----------
         TOTAL INVESTMENTS AT MARKET VALUE--100.6%
           (Cost $31,633,351)..................................  36,893,472
         OTHER LIABILITIES IN EXCESS OF ASSETS--(0.6%).........    (209,965)
                                                                 ----------
         NET ASSETS--100.0%....................................  $36,683,507
                                                                 ==========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

SP ADR--Sponsored American Depositary Receipt
*    Non-income producing security
** Regulated investment company advised by Investors Bank and Trust Co. (IBT). IBT is also the accounting and custody agent for this fund.
+    Represents collateral received from securities lending transactions.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

BUSINESS OPPORTUNITY VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2004

    At December 31, 2004, industry sector diversification of the Business Opportunity Value Fund's investments as a percentage of net assets was as follows:

                                                    PERCENTAGE
                   (UNAUDITED)                        OF NET
        SUMMARY OF SECTOR CLASSIFICATIONS             ASSETS
        ---------------------------------           ----------
Basic Materials...................................        5.8%
Communications....................................        7.9%
Consumer Cyclical.................................       11.6%
Consumer Non-Cyclical.............................       27.6%
Energy............................................        6.4%
Financial.........................................       23.7%
Industrial........................................        9.2%
Technology........................................        7.0%
Short-Term Investments............................        1.4%
                                                     --------
Total                                                   100.6%
                                                     ========

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                            BRANDES                   FRONTIER CAPITAL    BUSINESS
                                                         INTERNATIONAL  TURNER CORE     APPRECIATION    OPPORTUNITY
                                                          EQUITY FUND   GROWTH FUND         FUND         VALUE FUND
                                                         -------------  ------------  ----------------  ------------
ASSETS:
  Investments, at value (Note 1)*/**--see accompanying
    Portfolio of Investments...........................  $281,152,886   $122,006,555    $181,821,763    $36,893,472
  Cash.................................................    13,480,130     3,644,269       21,132,065      3,298,001
  Cash denominated in foreign currencies***............         6,671            --               --             --
  Receivable from:
    Capital stock subscriptions........................         4,766        21,175           37,521         15,875
    Dividends and interest.............................       713,656        98,515          103,663         40,808
    Receivable for foreign currency sold (Note 1)......         4,037            --               --             --
  Prepaid expenses.....................................         1,391           732            1,036            146
                                                         ------------   ------------    ------------    -----------
        Total assets...................................   295,363,537   125,771,246      203,096,048     40,248,302
                                                         ------------   ------------    ------------    -----------
LIABILITIES:
  Payable for:
    Securities purchased...............................     1,601,940     1,475,428        5,988,328      3,007,290
    Capital stock redemptions..........................       147,834            23            8,955             --
    Investment adviser, net (Note 2)...................       431,775       121,682          345,927         28,151
    Payable for foreign currency purchased (Note 1)....           245            --               --             --
    Collateral for securities loaned (Note 1)..........    18,365,486     6,574,378       26,624,627        506,113
    Accrued expenses and other liabilities.............        59,765        29,343           36,300         23,241
                                                         ------------   ------------    ------------    -----------
        Total liabilities..............................    20,607,045     8,200,854       33,004,137      3,564,795
                                                         ------------   ------------    ------------    -----------
NET ASSETS.............................................  $274,756,492   $117,570,392    $170,091,911    $36,683,507
                                                         ============   ============    ============    ===========
NET ASSETS CONSIST OF:
  Paid-in capital......................................  $225,722,316   $120,440,413    $140,376,216    $30,517,609
  Undistributed net investment income..................       261,419         3,319               --          5,771
  Accumulated net realized gain (loss) on investments,
    foreign currency transactions and net other
    assets.............................................     3,258,587   (20,493,737)      (7,896,207)       900,006
  Net unrealized appreciation on investments, and net
    other assets.......................................    45,514,170    17,620,397       37,611,902      5,260,121
                                                         ------------   ------------    ------------    -----------
NET ASSETS.............................................  $274,756,492   $117,570,392    $170,091,911    $36,683,507
                                                         ============   ============    ============    ===========
SHARES OUTSTANDING.....................................    16,158,675     8,037,241        7,890,298      2,999,031
                                                         ============   ============    ============    ===========
Net asset value, offering price and redemption price
  per share............................................  $      17.00   $     14.63     $      21.56    $     12.23
                                                         ============   ============    ============    ===========

  * Cost of investments................................  $235,648,980   $104,386,158    $144,209,861    $31,633,351
 ** Includes securities on loan with market values
    of.................................................  $ 17,311,042   $ 6,351,697     $ 25,253,044    $   489,028
*** Cost of cash denominated in foreign currencies.....  $      6,647   $        --     $         --    $        --

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                            BRANDES                  FRONTIER CAPITAL   BUSINESS
                                                         INTERNATIONAL  TURNER CORE    APPRECIATION    OPPORTUNITY
                                                          EQUITY FUND   GROWTH FUND        FUND        VALUE FUND
                                                         -------------  -----------  ----------------  -----------
INVESTMENT INCOME:
  Interest*............................................   $   108,334   $   20,527     $   125,941     $    8,560
  Dividends**..........................................     4,853,237      923,110         696,899        396,771
                                                          -----------   -----------    -----------     ----------
        Total investment income........................     4,961,571      943,637         822,840        405,331
                                                          -----------   -----------    -----------     ----------
EXPENSES:
  Investment advisory fee (Note 2).....................     1,491,029      454,254       1,243,468        156,817
  Custody, fund accounting, transfer agent and
    administration fees................................       354,453      135,682         169,922        109,861
  Professional fees....................................        41,969       27,954          33,291         25,443
  Shareholder reporting................................        23,381       16,604          20,116         11,312
  Directors' fees and expenses.........................        21,862       10,540          14,961          1,762
  Other................................................        31,139       16,737          23,688          1,754
                                                          -----------   -----------    -----------     ----------
        Total expenses.................................     1,963,833      661,771       1,505,446        306,949
                                                          -----------   -----------    -----------     ----------
  Less: Expenses reimbursable by the adviser (Note
    2).................................................            --           --              --        (89,817)
                                                          -----------   -----------    -----------     ----------
  Net operating expenses...............................     1,963,833      661,771       1,505,446        217,132
                                                          -----------   -----------    -----------     ----------
NET INVESTMENT INCOME (LOSS)...........................     2,997,738      281,866        (682,606)       188,199
                                                          -----------   -----------    -----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investment transactions............................    17,001,266    7,815,320       9,752,453      2,770,858
    Foreign currency transactions......................        31,610           --              --             --
                                                          -----------   -----------    -----------     ----------
        Net realized gain..............................    17,032,876    7,815,320       9,752,453      2,770,858
                                                          -----------   -----------    -----------     ----------
  Net change in unrealized appreciation (depreciation)
    on:
    Investments........................................    29,816,816    3,422,653       2,677,600      2,181,242
    Foreign currency and net other assets..............         3,804           --              --             --
                                                          -----------   -----------    -----------     ----------
        Net change in unrealized appreciation..........    29,820,620    3,422,653       2,677,600      2,181,242
                                                          -----------   -----------    -----------     ----------
NET REALIZED AND UNREALIZED GAIN.......................    46,853,496   11,237,973      12,430,053      4,952,100
                                                          -----------   -----------    -----------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...   $49,851,234   $11,519,839    $11,747,447     $5,140,299
                                                          ===========   ===========    ===========     ==========

 * Net of securities lending of:.......................   $    79,637   $   11,137     $    37,982     $      626
** Net of foreign taxes withheld of:...................   $   667,488   $    4,844     $     7,454     $    5,340

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                           BRANDES INTERNATIONAL            TURNER CORE
                                                                EQUITY FUND                 GROWTH FUND
                                                         --------------------------  --------------------------
                                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                             2004          2003          2004          2003
                                                         ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income................................  $ 2,997,738   $ 1,567,324   $   281,866   $    183,239
  Net realized gain on investments and foreign currency
    transactions.......................................   17,032,876       314,644     7,815,320      6,963,732
  Net change in unrealized appreciation on investments
    and foreign currency and other assets..............   29,820,620    53,979,331     3,422,653     14,402,857
                                                         ------------  ------------  ------------  ------------
        Net increase in net assets resulting from
          operations...................................   49,851,234    55,861,299    11,519,839     21,549,828
                                                         ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...........................   (2,799,483)   (1,681,724)     (282,684)      (185,945)
  From net realized capital gains......................  (13,058,521)           --            --             --
                                                         ------------  ------------  ------------  ------------
        Total distributions to shareholders............  (15,858,004)   (1,681,724)     (282,684)      (185,945)
                                                         ------------  ------------  ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold............................   72,701,506    45,632,237    32,228,539     25,628,223
  Net asset value of shares issued on reinvestment of
    distributions......................................   15,858,004     1,681,724       282,684        185,945
  Cost of shares repurchased...........................  (34,034,368)  (36,548,814)  (22,418,904)   (17,917,080)
                                                         ------------  ------------  ------------  ------------
        Net increase in net assets resulting from Fund
          share transactions...........................   54,525,142    10,765,147    10,092,319      7,897,088
                                                         ------------  ------------  ------------  ------------
TOTAL CHANGE IN NET ASSETS.............................   88,518,372    64,944,722    21,329,474     29,260,971
NET ASSETS:
  Beginning of year....................................  186,238,120   121,293,398    96,240,918     66,979,947
                                                         ------------  ------------  ------------  ------------
  End of year*.........................................  $274,756,492  $186,238,120  $117,570,392  $ 96,240,918
                                                         ============  ============  ============  ============

* Including undistributed net investment income of:....  $   261,419   $    31,554   $     3,319   $      4,137

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                              FRONTIER CAPITAL          BUSINESS OPPORTUNITY
                                                             APPRECIATION FUND               VALUE FUND
                                                         --------------------------  --------------------------
                                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                             2004          2003          2004          2003
                                                         ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss).........................  $  (682,606)  $  (587,499)  $   188,199   $   116,130
  Net realized gain (loss) on investments..............    9,752,453    (2,384,083)    2,770,858      (156,388)
  Net change in unrealized appreciation on investments
    and other assets...................................    2,677,600    45,530,211     2,181,242     4,116,436
                                                         ------------  ------------  -----------   -----------
        Net increase in net assets resulting from
          operations...................................   11,747,447    42,558,629     5,140,299     4,076,178
                                                         ------------  ------------  -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...........................           --            --      (182,428)     (116,416)
  From net realized capital gains......................           --            --      (218,457)           --
                                                         ------------  ------------  -----------   -----------
        Total distributions to shareholders............           --            --      (400,885)     (116,416)
                                                         ------------  ------------  -----------   -----------
FUND SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold............................   86,007,519    51,688,833    14,926,548     5,474,433
  Net asset value of shares issued on reinvestment of
    distributions......................................           --            --       400,885       116,416
  Cost of shares repurchased...........................  (63,888,228)  (30,710,061)   (2,565,301)   (1,148,068)
                                                         ------------  ------------  -----------   -----------
        Net increase in net assets resulting from Fund
          share transactions...........................   22,119,291    20,978,772    12,762,132     4,442,781
                                                         ------------  ------------  -----------   -----------
TOTAL CHANGE IN NET ASSETS.............................   33,866,738    63,537,401    17,501,546     8,402,543
NET ASSETS:
  Beginning of year....................................  136,225,173    72,687,772    19,181,961    10,779,418
                                                         ------------  ------------  -----------   -----------
  End of year*.........................................  $170,091,911  $136,225,173  $36,683,507   $19,181,961
                                                         ============  ============  ===========   ===========

* Including undistributed net investment income of:....  $        --   $        --   $     5,771   $        --

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                     BRANDES INTERNATIONAL EQUITY FUND
                                                    --------------------------------------------------------------------
                                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                        2004          2003          2002          2001          2000
                                                    ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF YEAR................    $  14.56      $   9.97      $  12.37      $  14.95      $ 15.52
                                                      --------      --------      --------      --------      -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........................        0.19          0.12          0.14          0.18         0.18
  Net realized and unrealized gain (loss) on
    investments...................................        3.30          4.60         (2.04)        (2.09)        0.57
                                                      --------      --------      --------      --------      -------
        Total from investment operations..........        3.49          4.72         (1.90)        (1.91)        0.75
                                                      --------      --------      --------      --------      -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................       (0.18)        (0.13)        (0.14)        (0.17)       (0.18)
  From net realized capital gains.................       (0.87)           --         (0.36)        (0.43)       (1.14)
  In excess of net realized capital gains.........          --            --            --         (0.07)          --
                                                      --------      --------      --------      --------      -------
        Total distributions.......................       (1.05)        (0.13)        (0.50)        (0.67)       (1.32)
                                                      --------      --------      --------      --------      -------
NET ASSET VALUE, END OF YEAR......................    $  17.00      $  14.56      $   9.97      $  12.37      $ 14.95
                                                      ========      ========      ========      ========      =======
TOTAL RETURN......................................       24.00%        47.43%       (15.30)%      (12.77)%       4.88%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's).................    $274,756      $186,238      $121,293      $122,906      $96,292
  Net expenses to average daily net assets........        0.92%         0.97%         0.97%         1.01%        1.05%
  Net investment income to average daily net
    assets........................................        1.40%         1.15%         1.34%         1.56%        1.59%
  Portfolio turnover rate.........................          27%           26%           23%           20%          18%
  Without the reimbursement of expenses by the
    adviser, the ratios of net expenses and net
    investment income to average net assets would
    have been:
  Expenses........................................         N/A           N/A           N/A          1.02%        1.19%
  Net investment income...........................         N/A           N/A           N/A          1.55%        1.45%

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                 TURNER CORE GROWTH FUND
                           --------------------------------------------------------------------
                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2004          2003          2002          2001          2000
                           ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE,
  BEGINNING OF YEAR......    $  13.19      $  9.82       $ 13.40       $ 17.56       $ 22.93
                             --------      -------       -------       -------       -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income...............        0.04         0.03          0.03          0.02          0.01
  Net realized and
    unrealized gain
    (loss) on
    investments..........        1.44         3.37         (3.58)        (4.16)        (2.48)
                             --------      -------       -------       -------       -------
        Total from
          investment
          operations.....        1.48         3.40         (3.55)        (4.14)        (2.47)
                             --------      -------       -------       -------       -------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............       (0.04)       (0.03)        (0.03)        (0.02)        (0.01)
  From net realized
    capital gains........          --           --            --            --         (2.89)
                             --------      -------       -------       -------       -------
        Total
         distributions...       (0.04)       (0.03)        (0.03)        (0.02)        (2.90)
                             --------      -------       -------       -------       -------
NET ASSET VALUE, END OF
  YEAR...................    $  14.63      $ 13.19       $  9.82       $ 13.40       $ 17.56
                             ========      =======       =======       =======       =======
TOTAL RETURN.............       11.19%       34.58%       (26.52)%      (23.60)%      (11.15)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
    (000's)..............    $117,570      $96,241       $66,980       $60,322       $42,686
  Net expenses to average
    daily net assets.....        0.66%        0.70%         0.70%         0.70%         0.70%
  Net investment income
    to average daily net
    assets...............        0.28%        0.25%         0.29%         0.12%         0.05%
  Portfolio turnover
    rate.................         158%         168%          279%          337%          421%
  Without the
    reimbursement of
    expenses by the
    adviser, the ratios
    of net expenses and
    net investment income
    (loss) to average net
    assets would have
    been:
  Expenses...............         N/A         0.72%         0.75%         0.90%         0.91%
  Net investment income
    (loss)...............         N/A         0.23%         0.24%        (0.08)%       (0.16)%

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                            FRONTIER CAPITAL APPRECIATION FUND
                           --------------------------------------------------------------------
                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2004          2003          2002          2001          2000
                           ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE,
  BEGINNING OF YEAR......    $  19.72      $  12.65      $ 16.93       $ 17.25       $ 21.12
                             --------      --------      -------       -------       -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment loss....       (0.09)        (0.09)       (0.10)        (0.07)           --
  Net realized and
    unrealized gain
    (loss) on
    investments..........        1.93          7.16        (4.18)        (0.10)         1.72
                             --------      --------      -------       -------       -------
        Total from
          investment
          operations.....        1.84          7.07        (4.28)        (0.17)         1.72
                             --------      --------      -------       -------       -------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net realized
    capital gains........          --            --           --            --         (5.59)
  In excess of net
    realized capital
    gains................          --            --           --         (0.15)           --
                             --------      --------      -------       -------       -------
        Total
         distributions...          --            --           --         (0.15)        (5.59)
                             --------      --------      -------       -------       -------
NET ASSET VALUE, END OF
  YEAR...................    $  21.56      $  19.72      $ 12.65       $ 16.93       $ 17.25
                             ========      ========      =======       =======       =======
TOTAL RETURN.............        9.33%        55.89%      (25.28)%       (1.00)%        7.66%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
    (000's)..............    $170,092      $136,225      $72,688       $85,210       $68,209
  Net expenses to average
    daily net assets.....        1.09%         1.11%        1.13%         1.15%         1.15%
  Net investment loss to
    average daily net
    assets...............       (0.49)%       (0.63)%      (0.70)%       (0.48)%       (0.23)%
  Portfolio turnover
    rate.................          44%           39%          33%           30%          103%
  Without the
    reimbursement of
    expenses by the
    adviser, the ratios
    of net expenses and
    net investment loss
    to average net assets
    would have been:
  Expenses...............         N/A           N/A          N/A           N/A          1.23%
  Net investment loss....         N/A           N/A          N/A           N/A         (0.31)%

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                        BUSINESS OPPORTUNITY VALUE FUND
                                                    ----------------------------------------
                                                     YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                        2004          2003        2002(A)
                                                    ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $ 10.09       $  7.83       $ 10.00
                                                      -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........................       0.06          0.06          0.05
  Net realized and unrealized gain (loss) on
    investments...................................       2.22          2.26         (2.17)
                                                      -------       -------       -------
        Total from investment operations..........       2.28          2.32         (2.12)
                                                      -------       -------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................      (0.06)        (0.06)        (0.05)
  From net realized capital gains.................      (0.08)           --            --
                                                      -------       -------       -------
        Total distributions.......................      (0.14)        (0.06)        (0.05)
                                                      -------       -------       -------
NET ASSET VALUE, END OF PERIOD....................    $ 12.23       $ 10.09       $  7.83
                                                      =======       =======       =======
TOTAL RETURN......................................      22.60%        29.65%       (21.20)%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)...............    $36,684       $19,182       $10,779
  Net expenses to average daily net assets........       0.90%         0.90%         0.90%**
  Net investment income to average daily net
    assets........................................       0.78%         0.81%         0.71%**
  Portfolio turnover rate.........................         85%           67%           75%*
  Without the reimbursement of expenses by the
    adviser, the ratios of net expenses and net
    investment income (loss) to average net assets
    would have been:
  Expenses........................................       1.27%         1.53%         1.90%**
  Net investment income (loss)....................       0.41%         0.18%        (0.29)%**

(a)  Fund commenced operations on February 1, 2002.
*    Not annualized.
**   Annualized.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Company") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of December 31, 2004, the Company consisted of four separate diversified investment portfolios:
Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund (singularly the "Fund" or collectively the "Funds"), each of which is, in effect, a separate mutual fund.

The Company offers its shares to separate accounts of certain insurance companies as the underlying funding vehicle for certain variable annuity and variable life insurance policies offered by members of M Financial Group and issued by certain life insurance companies affiliated with M Financial Group. Shares of the Company may also be sold to qualified pension and retirement plans. In addition, at December 31, 2004, shares of the Company were offered to separate accounts funding variable annuity and variable life contracts issued by John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., ING--Security Life of Denver Insurance Co., Pruco Life Insurance Co. of Arizona, Lincoln National Life Insurance Co., New York Life and Annuity Corp.

Brandes International Equity Fund's investment objective is long-term capital appreciation by investing principally in equity securities of foreign issuers, focusing on stocks with capitalizations of $1 billion or more. Turner Core Growth Fund seeks long-term capital appreciation through a diversified portfolio of common stocks of mainly U.S. companies that show strong earning potential with reasonable market prices. Frontier Capital Appreciation Fund seeks maximum capital appreciation through investment in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalization of those companies found in the Russell 2500. Business Opportunity Value Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION

Equity securities and other similar investments traded on a recognized U.S. securities exchange are valued at the last sale price on that exchange. If no sale occurs, equity securities traded on a U.S. exchange are valued at the mean between the closing bid and closing asked price. Equity securities and other similar investments traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price. If no sale occurs, equities traded on

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NASDAQ are valued at the mean between the closing bid and closing asked price. Equity securities and other similar investments traded on a foreign exchange are generally valued according to the latest closing values on that exchange prior to the close of the New York Stock Exchange. Equities traded on a foreign exchange, for which no sale occurs, are valued at the official bid price. Unlisted equity securities for which market quotations are readily available are valued at the last sale price or, if no sale occurs, at the mean between the last bid and last asked price. Debt securities and other fixed-income investments of the Funds with a remaining maturity of sixty-one days or more will be valued at prices supplied by independent pricing agents approved by the Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which there are no readily available market quotations or whose market value does not, in the investment adviser's opinion, reflect fair value, are valued at fair value using methods determined in good faith by the Board of Directors.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (i.e. collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' Investment Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

FOREIGN CURRENCY

Brandes International Equity Fund may invest in non-U.S. dollar denominated assets. Foreign currencies, investments and other assets and liabilities of the Fund are translated into U.S. dollars at the exchange rates available at twelve noon Eastern Time. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS

Brandes International Equity Fund may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts can limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At December 31, 2004, Brandes International Equity Fund had no open forward foreign currency contracts.

FUTURES CONTRACTS

The Brandes International Equity Fund may invest in futures. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. The Brandes International Equity Fund may enter into futures transactions only as a hedge against the risk of unexpected changes in the value of securities held or intended to be held by the Fund. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation. The use of futures contracts involves the risk of imperfect correlation in movement in the price of the futures contracts compared to the underlying hedged assets. The loss from investing in futures that are unhedged or uncovered, is potentially unlimited. The Funds enter into futures contracts only on exchanges or boards of trade where the exchange or board of trade acts as the counter party to the transaction. Thus, credit risk on such transactions is limited to the failure of the exchange or board of trade.

Upon entering into a futures contract, the Fund is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

During the year ended December 31, 2004, Brandes International Equity Fund engaged in no futures trading activity.

OPTIONS CONTRACTS

The Brandes International Equity Fund may purchase or write options.

A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security. The liability related to such options is also eliminated when this occurs. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

During the year ended December 31, 2004, Brandes International Equity Fund did not trade options contracts.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between funds by the Company.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterization of distributions made by each Fund and reclassifications to paid-in capital.

SECURITY LENDING

The Funds may lend their securities to certain qualified brokers. Investors Bank and Trust Company acts as the stock lending agent for the Funds. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value plus accrued interest of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrowers of the securities fail financially. The Funds receive compensation in the form of fees, or it retains a portion of interest on the investments of any cash received as collateral for lending their securities. The Funds also continue to receive interest or dividends on the securities loaned.

At December 31, 2004, the value of the securities on loan and the value of the related collateral were as follows:

                                           MARKET VALUE OF
                                          LOANED SECURITIES  COLLATERAL VALUE
                                          -----------------  ----------------
Brandes International Equity Fund.......     $17,311,042       $18,365,486
Turner Core Growth Fund.................       6,351,697         6,574,378
Frontier Capital Appreciation Fund......      25,253,044        26,624,627
Business Opportunity Value Fund.........         489,028           506,113

FEDERAL INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary. The Brandes International Equity Fund elected to defer to its fiscal year ending December 31, 2005, $731 of currency losses recognized during the period November 1, 2004 to December 31, 2004.

At December 31, 2004, Turner Core Growth Fund and Frontier Capital Appreciation had tax basis capital loss carryforwards. Such losses may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

FUND                            EXPIRING IN 2009  EXPIRING IN 2010  EXPIRING IN 2011      TOTAL
----                            ----------------  ----------------  ----------------  -------------
Turner Core Growth Fund.......     $1,050,878       $19,314,771        $       --      $20,365,649
Frontier Capital
  Appreciation................     $       --       $ 2,706,025        $3,507,057      $ 6,213,082

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"). The Advisory Agreement provides for the Funds to pay the Adviser a quarterly fee at an annual rate of the value of each Fund's average daily net assets as follows:

FUND                                                               TOTAL ADVISORY FEES
----                                                --------------------------------------------------
Brandes International Equity Fund.................  1.10% of the first $10 million
                                                    0.95% of the next $10 million
                                                    0.75% of the next $30 million
                                                    0.65% on amounts above $50 million
Turner Core Growth Fund...........................  0.45%
Frontier Capital Appreciation Fund................  0.90%
Business Opportunity Value Fund...................  0.65% of the first $50 million
                                                    0.60% of the next $50 million
                                                    0.55% of the next $100 million
                                                    0.50% on amounts above $200 million

The Adviser has engaged Brandes Investment Partners, L.P., Turner Investment Partners, Inc., Frontier Capital Management Company, LLC and Iridian Asset Management LLC to act as sub-advisers to provide day to day portfolio management for the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund, respectively.

For the period from May 1, 2004 to April 30, 2005, the Adviser has contractually agreed to reimburse each fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a fund's annualized daily average net assets.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

Prior to May 1, 2004, the Adviser had voluntarily agreed to pay expenses of the Company (but not including the advisory fee, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each fund, exceeded 0.25% of the estimated average daily net assets of the Fund on an annual basis.

The Adviser has retained the services of Sub-Advisers to provide the day-to-day portfolio management for the Funds. As compensation for their services, each Sub-Adviser receives a fee (paid by the Adviser) based on the average daily net assets of the applicable Fund at the following annual rates:

FUND                                                             TOTAL SUB-ADVISORY FEES
----                                                --------------------------------------------------
Brandes International Equity Fund.................  0.95% on the first $10 million
                                                    0.80% on the next $10 million
                                                    0.60% on the next $30 million
                                                    0.50% on the amounts above $50 million
Turner Core Growth Fund...........................  0.30%
Frontier Capital Appreciation Fund................  0.75%
Business Opportunity Value Fund...................  0.50% on the first $50 million
                                                    0.45% on the next $50 million
                                                    0.40% on the next $100 million
                                                    0.35% on the amounts above $200 million

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Holdings, Incorporated ("M Financial Group"). No fees are due the Distributor for these services.

No officer, director or employee of the Adviser, or sub-advisers receives any compensation from the Company for serving as a director or officer of the Company. The Company paid each Director who is not an officer or employee of the Adviser and their affiliates, $10,000 per annum plus $500 per meeting attended and reimbursed each such Director for travel and out-of-pocket expenses.

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2004, were as follows:

                                                   NON-U.S.
                                            GOVERNMENT SECURITIES
                                          --------------------------
                                           PURCHASES       SALES
                                          ------------  ------------
Brandes International Equity Fund.......  $ 84,641,217  $ 55,542,979
Turner Core Growth Fund.................   167,935,575   158,171,764
Frontier Capital Appreciation Fund......    72,702,065    55,463,370
Business Opportunity Value Fund.........    32,854,231    19,883,593

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. COMMON STOCK

The Fund is authorized to issue and has classified 400,000,000 shares of common stock with a $0.001 par value. At December 31, 2004, authorized shares were allocated to each Portfolio as follows:

PORTFOLIO                                           AUTHORIZED SHARES
---------                                           -----------------
Brandes International Equity Fund.................      100,000,000
Turner Core Growth Fund...........................      100,000,000
Frontier Capital Appreciation Fund................      100,000,000
Business Opportunity Value Fund...................      100,000,000

Changes in the capital shares outstanding were as follows:

                                     BRANDES INTERNATIONAL                  TURNER CORE
                                          EQUITY FUND                       GROWTH FUND
                                --------------------------------  --------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     2004             2003             2004             2003
                                ---------------  ---------------  ---------------  ---------------
Shares sold...................       4,620,187        3,893,428        2,403,662        2,178,711
Shares repurchased............      (2,182,993)      (3,386,661)      (1,684,090)      (1,716,352)
Distributions reinvested......         933,553          119,035           19,347           14,173
                                 -------------    -------------    -------------    -------------
Net increase..................       3,370,747          625,802          738,919          476,532
Fund Shares:
  Beginning of period.........      12,787,928       12,162,126        7,298,322        6,821,790
                                 -------------    -------------    -------------    -------------
  End of period...............      16,158,675       12,787,928        8,037,241        7,298,322
                                 =============    =============    =============    =============

                                        FRONTIER CAPITAL                BUSINESS OPPORTUNITY
                                       APPRECIATION FUND                     VALUE FUND
                                --------------------------------  --------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     2004             2003             2004             2003
                                ---------------  ---------------  ---------------  ---------------
Shares sold...................       4,346,780        3,300,208        1,301,474          642,541
Shares repurchased............      (3,365,591)      (2,135,274)        (237,196)        (129,342)
Distributions reinvested......              --               --           32,752           11,572
                                 -------------    -------------    -------------    -------------
Net increase..................         981,189        1,164,934        1,097,030          524,771
Fund Shares:
  Beginning of period.........       6,909,109        5,744,175        1,902,001        1,377,230
                                 -------------    -------------    -------------    -------------
  End of period...............       7,890,298        6,909,109        2,999,031        1,902,001
                                 =============    =============    =============    =============

5. FINANCIAL INSTRUMENTS

Brandes International Equity Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as forward foreign currency exchange rates. These financial instruments are limited to forward foreign currency

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. FINANCIAL INSTRUMENTS (CONTINUED)

exchange contracts. The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

6. CONCENTRATION

At December 31, 2004, a portion of the Brandes International Equity Fund's net assets consist of securities denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign securities are subject to greater price volatility, more limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

7. BENEFICIAL INTEREST

Shares of the Funds are owned by insurance companies as depositors of separate accounts which are used primarily to fund variable annuity contracts and variable life insurance contracts. As of December 31, 2004, M Financial Holdings, Inc., M Life Insurance Co., John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona, ING- Security Life of Denver, Lincoln National Life Insurance Co. and New York Life and Annuity Corp., through their separate accounts, the separate accounts of insurance company subsidiaries and direct ownership of seed money shares, owned all shares of the Funds. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% of the shares of such Funds.

At December 31, 2004 the ownership of each fund was as follows:

                                                   PERCENTAGE OF OWNERSHIP
                                --------------------------------------------------------------
                                                                  JOHN HANCOCK
                                   M FINANCIAL        M LIFE      VARIABLE LIFE  PACIFIC LIFE
                                 HOLDINGS, INC.    INSURANCE CO.  INSURANCE CO.  INSURANCE CO.
                                -----------------  -------------  -------------  -------------
Brandes International Equity
  Fund........................              --              1.8%        52.5%           38.5%
Turner Core Growth Fund.......              --              1.8%        39.3%           34.6%
Frontier Capital Appreciation
  Fund........................              --              1.8%        53.2%           40.0%
Business Opportunity Value
  Fund........................            20.5%            13.7%        27.5%           32.0%

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. BENEFICIAL INTEREST (CONTINUED)

                                                 PERCENTAGE OF OWNERSHIP
                                ----------------------------------------------------------
                                 PRUCO LIFE    ING--SECURITY     LINCOLN       NEW YORK
                                INSURANCE CO.     LIFE OF     NATIONAL LIFE    LIFE AND
                                 OF ARIZONA       DENVER      INSURANCE CO.  ANNUITY CORP.
                                -------------  -------------  -------------  -------------
Brandes International Equity
  Fund........................          1.3%          5.2%            0.5%           0.2%
Turner Core Growth Fund.......         21.0%          2.4%            0.5%           0.4%
Frontier Capital Appreciation
  Fund........................          0.2%          4.3%            0.4%           0.1%
Business OpportunityValue
  Fund........................          0.6%          5.7%             --*            --

-------------------

  *  Rounds to less than 0.1%.

8. TAX INFORMATION

At December 31, 2004, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

                                  FEDERAL      TAX BASIS     TAX BASIS     TAX BASIS
                                 INCOME TAX    UNREALIZED    UNREALIZED    UNREALIZED
                                    COST      APPRECIATION  DEPRECIATION  APPRECIATION
                                ------------  ------------  ------------  ------------
Brandes International Equity
  Fund........................  $236,282,850  $53,585,968   $(8,715,932)  $44,870,036
Turner Core Growth Fund.......   104,514,247   17,738,106      (245,798)   17,492,308
Frontier Capital Appreciation
  Fund........................   145,892,986   40,082,525    (4,153,748)   35,928,777
Business Opportunity Value
  Fund........................    31,647,856    5,284,632       (39,016)    5,245,616

The tax character of distributions paid during 2004 and 2003 were as follows:

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. TAX INFORMATION (CONTINUED)

                                               YEAR ENDED            YEAR ENDED
                                           DECEMBER 31, 2004     DECEMBER 31, 2003
                                                 AMOUNT                AMOUNT
                                          --------------------  --------------------
BRANDES INTERNATIONAL EQUITY FUND
Distributions paid from:
  Ordinary Income.......................      $ 3,978,953            $1,681,724
  Long-Term Capital Gain................       11,879,051                    --
                                              -----------            ----------
Total Distributions.....................       15,858,004             1,681,724

TURNER CORE GROWTH FUND
Distributions paid from:
  Ordinary Income.......................      $   282,684            $  185,945
  Long-Term Capital Gain................               --                    --
                                              -----------            ----------
Total Distributions.....................          282,684               185,945

FRONTIER CAPITAL APPRECIATION FUND
Distributions paid from:
  Ordinary Income.......................      $        --            $       --
  Long-Term Capital Gain................               --                    --
                                              -----------            ----------
Total Distributions.....................               --                    --

BUSINESS OPPORTUNITY VALUE FUND
Distributions paid from:
  Ordinary Income.......................      $   182,428            $  116,416
  Long-Term Capital Gain................          218,457                    --
                                              -----------            ----------
Total Distributions.....................          400,885               116,416

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                           UNDISTRIBUTED  UNDISTRIBUTED   UNREALIZED       OTHER
                             ORDINARY       LONG-TERM    APPRECIATION/    CAPITAL     TOTAL DISTRIBUTABLE
                              INCOME          GAIN       DEPRECIATION      LOSSES          EARNINGS
                           -------------  -------------  -------------  ------------  -------------------
Brandes International
  Equity Fund............   $1,188,716     $2,965,891     $44,880,300   $       (731)     $49,034,176
Turner Core Growth
  Fund...................        3,319             --      17,492,308    (20,365,648)      (2,870,021)
Frontier Capital
  Appreciation Fund......           --             --      35,928,777     (6,213,082)      29,715,695
Business Opportunity
  Value Fund.............      266,667        653,616       5,245,616             --        6,165,899

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. DIRECTOR'S AND OFFICER'S TABLES (UNAUDITED)

Interested Director*:

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS         OTHER
                                    POSITION     TERM OF OFFICE                              IN FUND COMPLEX  DIRECTORSHIPS
                                   HELD WITH     AND LENGTH OF     PRINCIPAL OCCUPATIONS       OVERSEEN BY       HELD BY
 NAME, ADDRESS AND AGE                FUND        TIME SERVED       DURING PAST 5 YEARS         DIRECTOR         DIRECTOR
 ---------------------           --------------  --------------  --------------------------  ---------------  --------------
 Peter W. Mullin(1)              Director        Indefinite      Chairman, Mullin                   4         Avery
 Mullin Consulting Inc.                          Eight years     Consulting, Inc.                             Dennison,
 644 S. Figueroa St.                                             (insurance agency)                           Mrs. Fields
 Los Angeles, CA 90017                                                                                        Original
 (Born: 1/14/41)                                                                                              Cookies, Inc.

---------------------------

  *  Interested person as defined by the 1940 Act.
(1) Mr. Mullin is deemed to be interested because he owns 26.3% of M Financial Group, which controls the Company's investment advisor.

Independent Directors:

                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS         OTHER
                                  POSITION(S)    TERM OF OFFICE**                              IN FUND COMPLEX  DIRECTORSHIPS
                                   HELD WITH      AND LENGTH OF     PRINCIPAL OCCUPATION(S)      OVERSEEN BY       HELD BY
 NAME, ADDRESS AND AGE                FUND         TIME SERVED        DURING PAST 5 YEARS         DIRECTOR         DIRECTOR
 ---------------------           --------------  ----------------  --------------------------  ---------------  --------------
 Gerald Bidwell                  Director        Indefinite        Retired.                           4         N/A
 320 SW 6th Ave.                                 Eight years       Through 2003, President
 Portland, OR 97204                                                and Chief Executive
 (Born: 6/6/42)                                                    Officer, Bidwell & Co.
                                                                   (discount brokerage firm)

 Neil E. Goldschmidt             Director        Indefinite        Retired.                           4         N/A
 P.O. Box 9                                      Eight years       Through 2004, President,
 Dundee, OR 97115                                                  Neil Goldschmidt, Inc.
 (Born: 6/16/40)                                                   (law firm)

 Philip Halpern                  Director        Indefinite        Vice President and Chief           4         Blake
 375 East 57th St.                               Eight years       Investment Officer, The                      Morrow, Inc.
 Chicago, IL 60637                                                 University of Chicago,                       LC Capital
 (Born: 7/19/54)                                                   from July 21, 1998 to                        Management
                                                                   2004. Treasurer and Chief                    Dow Jones
                                                                   Investment Officer,                          Hedge Fund
                                                                   California Institute of                      Institutional
                                                                   Technology, September 1996                   Benchmark
                                                                   to July 1998                                 RREEF America
                                                                                                                REIT II, Inc.
                                                                                                                SunTx Capital
                                                                                                                Tellus, LP

 W. Dana Northcut                Director        Indefinite        Principal, Chicago                 4         N/A
 140 South Dearborn St.                          Since May 25,     Partners; Adjunct
 Suite 1500                                      2004              Associate Professor of
 Chicago, IL 60603                                                 Accounting, Graduate
 (Born: 2/29/56)                                                   School of Business,
                                                                   University of Chicago

---------------------------

There is no family relationship between any of the Directors listed above.
 ** Each director serves for an indefinite term in accordance with the current by-laws of M Fund, Inc. until the date a director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Articles of Incorporation of M Fund, Inc.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. DIRECTOR'S AND OFFICER'S TABLES (UNAUDITED) (CONTINUED)

Principal Officers who are not Directors*:

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS         OTHER
                                   POSITIONS     TERM OF OFFICE                              IN FUND COMPLEX  DIRECTOR-SHIPS
                                   HELD WITH     AND LENGTH OF     PRINCIPAL OCCUPATIONS       OVERSEEN BY       HELD BY
 NAME, ADDRESS AND AGE                FUND        TIME SERVED       DURING PAST 5 YEARS          OFFICER         DIRECTOR
 ---------------------           --------------  --------------  --------------------------  ---------------  --------------
 Daniel F. Byrne(1)              President       One year        Senior Vice President,             4         N/A
 M Fund, Inc.                                    Eight years     Product Development and
 1125 NW Couch St.,                                              Sales Support, M Financial
 Suite 900                                                       Group
 Portland, OR 97209
 (Born: 10/27/56)

 David W. Schutt(2)              Secretary and   One year        Secretary of M Life and            4         N/A
 M Fund, Inc.                    Treasurer       Eight years     Director of Finance for M
 1125 NW Couch St.,                                              Financial Group
 Suite 900
 Portland, OR 97209
 (Born: 7/4/55)

 JoNell Hermanson(3)             Chief           One year        Vice President of Sales            4         N/A
 M Fund, Inc.                    Compliance      Since           and Support and Marketing
 1125 NW Couch St.,              Officer         August 25,      Officer for M Financial
 Suite 900                                       2004            Investment Advisers, Inc.;
 Portland, OR 97209                                              Director of Product
 (Born: 7/25/59)                                                 Development and Sales
                                                                 Support for M Financial
                                                                 Group, 1993-2003.

------------------------

Interested person as defined by the 1940 Act.
(1) Mr. Byrne is deemed to be interested because he serves as President of the Company's investment advisor.
(2) Mr. Schutt is deemed to be interested because he serves as Secretary and Treasurer of the Company's investment advisor and M Holding
     Securities, Inc.
(3) Ms. Hermanson is deemed to be interested because she serves as Chief Compliance Officer of the Company's investment advisor.

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Fund's directors and is available, without charge, upon request, by calling 1-800-656-6960.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each portfolio will file its complete schedule with the Security and Exchange Commission ("SEC") on Form N-Q at the end of the first and third fiscal quarters with in 60 days of the end of the quarter to which it relates. The Fund's Form N-Q will be available on the Company's website at www.mfin.com and on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund's proxy voting policies and procedures and the Fund's proxy voting record for the most recent twelve-month period ended June 30, 2004 are available (1) without charge, upon request, by calling the Company toll-free at 1-800-656-6960; and (2) on the SEC's website at http://www.sec.gov.

M FUND, INC.
HYPOTHETICAL EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

                                ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

M FUND, INC.
HYPOTHETICAL EXPENSE EXAMPLE (UNAUDITED) (CONTINUED)

                                   BEGINNING                                           EXPENSES PAID
                                    ACCOUNT         ENDING ACCOUNT     ANNUALIZED     DURING PERIOD*
                                     VALUE               VALUE          EXPENSE         (JULY 1 TO
                                  JULY 1, 2004    DECEMEBER 31, 2004     RATIO      DECEMBER 31, 2004)
                                ----------------  -------------------  ----------  ---------------------
BRANDES INTERNATIONAL EQUITY
  FUND
  Actual......................     $1,000.00           $1,145.40           1.16%           $6.26
  Hypothetical (5% return
    before expenses)..........      1,000.00            1,019.30           1.16%            5.89

TURNER CORE GROWTH FUND
  Actual......................      1,000.00            1,079.10           0.89%           $4.65
  Hypothetical (5% return
    before expenses)..........      1,000.00            1,020.66           0.89%            4.52

FRONTIER CAPITAL APPRECIATION
  FUND
  Actual......................      1,000.00             1066.80           1.47%           $7.64
  Hypothetical (5% return
    before expenses)..........      1,000.00            1,017.75           1.47%            7.46

BUSINESS OPPORTUNITY VALUE
  FUND
  Actual......................      1,000.00            1,140.10           1.01%           $5.43
  Hypothetical (5% return
    before expenses)..........      1,000.00            1,020.06           1.01%            5.13

-------------------

  * Expenses are calculated using each Portfolio's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of M Fund, Inc.

    In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund (constituting M Fund, Inc., hereafter referred to as the "Funds"), at December 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

ITEM 2. CODE OF ETHICS.

          As of December 31, 2004, the Registrant has adopted a code of ethics that applies to the Registrant's President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2004, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under
     Item 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant's audit committee is W. Dana Northcut, who is "independent" as defined in
     Item 3 of Form N-CSR. Mr. Northcut serves as Chairman of the Registrant's audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountants, PricewaterhouseCoopers LLP for the audit of the Registrant's annual financial statements for 2004 and 2003 were $76,330 and $89,130, respectively.
     (b) AUDIT RELATED FEES: No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for 2004 or 2003.
     (c) TAX FEES: The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning for 2004 and 2003 were $13,470 and $26,520, respectively. Such services included the preparation of the year-end tax provision and excises tax work.
     (d) ALL OTHER FEES: No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for 2004 or 2003.
     (e) (1)The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.
            (2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

            (b) Not applicable

            (c) 100%

            (d) Not applicable

     (f)    Not applicable.
     (g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP to the Registrant for the fiscal years ending December 31, 2004 and December 31, 2003 were $13,470 and $26,520, respectively. No such services were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h)    Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

     Not applicable to this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable to this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

         (b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of Ethics is attached.

      (a)(2) Section 302 Certification letters are attached.

      (b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      M Fund, Inc.


      By: /s/ Daniel F. Byrne
    ---------------------------------------
         Daniel F. Byrne
         President/Principal Executive Officer

      Date:   March 3, 2005


        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By: /s/ Daniel F. Byrne
    --------------------------------------------------
         Daniel F. Byrne
         President/Principal Executive Officer

      Date:   March 3, 2005


      By: /s/ David W. Schutt
    --------------------------------------------------
         David W. Schutt
         Treasurer/Principal Financial
         and Accounting Officer

      Date:   March 3, 2005